                                                                    Exhibit 4(g)

--------------------------------------------------------------------------------

                      GENERAL ELECTRIC CAPITAL CORPORATION

                                       AND

                            JPMORGAN CHASE BANK, N.A.
                                   AS TRUSTEE

                           SUBORDINATED DEBT INDENTURE

--------------------------------------------------------------------------------

                            Dated as of ______, 2005

                             CROSS REFERENCE SHEET(1)
                                     between

the provisions of Sections 310 through 318(a) of the Trust Indenture Act of 1939, as amended, and the Subordinated Debt Indenture:

                                                                       Section of the Subordinated Debt
                            Section of Act                                         Indenture
                            --------------                                         ---------
310 (a) (1), (2) and (5)...........................................                      7.09
310 (a) (3) and (4)................................................            Not applicable
310 (b)............................................................             7.08 and 7.10
310 (c)............................................................            Not applicable
311 (a) and (b)....................................................                         *
311 (c)............................................................            Not applicable
312 (a)............................................................                      5.01
312 (b) and (c)....................................................                         *
313 (a)............................................................                      5.03
313 (b)  (1).......................................................            Not applicable
313 (b)  (2).......................................................                         *
313 (c)............................................................                         *
313 (d)............................................................                         *
314 (a)............................................................                      5.02
314 (b)............................................................            Not applicable
314 (c)  (1) and (2)...............................................                     15.05
314 (c)  (3).......................................................            Not applicable
314 (d)............................................................            Not applicable
314 (e)............................................................                     15.05
314 (f)............................................................            Not applicable
315 (a), (c) and (d)...............................................                      7.01
315 (b)............................................................                      6.08
315 (e)............................................................                      6.09
316 (a)  (1).......................................................             6.01 and 6.07
316 (a)  (2).......................................................                   Omitted
316 (a) last sentence..............................................                      8.04
316 (b)............................................................                      6.04
316 (e)............................................................                         *
317 (a)............................................................                      6.02
317 (b)............................................................                      4.04(a)
3.18 (a)...........................................................                     15.08

----------
      (1) This cross reference sheet is not part of the Subordinated Debt Indenture.

      *Automatically included under Section 318(c) of the Trust Indenture Act of 1939, as amended.

                               TABLE OF CONTENTS(2)

                                                                                                            Page

                                              ARTICLE ONE

                                              DEFINITIONS

Section 1.01.      Definitions..........................................................................     1

                                              ARTICLE TWO

                    DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF SECURITIES

Section 2.01.      Forms................................................................................      8
Section 2.02.      Amount Unlimited; Issuable in Series and Tranches....................................      8
Section 2.03.      Authentication.......................................................................     11
Section 2.04.      Date and Denomination of Securities..................................................     13
Section 2.05.      Execution of Securities..............................................................     14
Section 2.06.      Exchange and Registration of Transfer of Securities..................................     15
Section 2.07.      Mutilated, Destroyed, Lost or Stolen Securities......................................     18
Section 2.08.      Temporary Securities.................................................................     19
Section 2.09.      Cancellation of Securities Paid, etc.................................................     20
Section 2.10.      Computation of Interest..............................................................     20
Section 2.11.      Reopening of Tranches................................................................     20

                                             ARTICLE THREE

             REDEMPTION OF SECURITIES; SINKING FUNDS; REPAYMENT AT THE OPTION OF THE HOLDER

Section 3.01.      Applicability of Article.............................................................     20
Section 3.02.      Notice of Redemption; Selection of Securities........................................     20
Section 3.03.      Payment of Securities Called for Redemption..........................................     22
Section 3.04.      Satisfaction of Mandatory Sinking Fund Payments with Securities......................     22
Section 3.05.      Redemption of Securities for Sinking Fund............................................     23
Section 3.06.      Repayment at the Option of the Holder................................................     24

                                              ARTICLE FOUR

                                  PARTICULAR COVENANTS OF THE COMPANY

Section 4.01.      Payment of Principal, Premium and Interest...........................................     24
Section 4.02.      Offices for Notices and Payments, etc................................................     25

-----------------------
     (2) This table of contents shall not, for any purpose, be deemed to be part of the Subordinated Debt Indenture

Section 4.03.      Appointments to Fill Vacancies in Trustee's Office...................................     26
Section 4.04.      Provision as to Paying Agent.........................................................     26
Section 4.05.      Statement as to Compliance...........................................................     27

                                              ARTICLE FIVE

                    SECURITYHOLDER LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 5.01.      Securityholder Lists.................................................................     28
Section 5.02.      Reports by the Company...............................................................     28
Section 5.03.      Reports by the Trustee...............................................................     28

                                              ARTICLE SIX

                     REMEDIES OF THE TRUSTEE AND SECURITYHOLDER ON EVENT OF DEFAULT

Section 6.01.      Events of Default....................................................................     28
Section 6.02.      Payment of Securities on Default; Suit Therefor......................................     31
Section 6.03.      Application of Moneys Collected by Trustee...........................................     33
Section 6.04.      Proceedings by Securityholders.......................................................     34
Section 6.05.      Proceedings by Trustee...............................................................     34
Section 6.06.      Remedies Cumulative and Continuing...................................................     35
Section 6.07.      Direction of Proceedings and Waiver of Defaults by Securityholders...................     35
Section 6.08.      Notice of Defaults...................................................................     36
Section 6.09.      Undertaking to Pay Costs.............................................................     36

                                             ARTICLE SEVEN

                                         CONCERNING THE TRUSTEE

Section 7.01.      Duties and Responsibilities of Trustee...............................................     36
Section 7.02.      Reliance on Documents, Opinions, etc.................................................     38
Section 7.03.      No Responsibility for Recitals, etc..................................................     39
Section 7.04.      Ownership of Securities..............................................................     39
Section 7.05.      Moneys to be Held in Trust...........................................................     39
Section 7.06.      Compensation and Expenses of Trustee.................................................     39
Section 7.07.      Officers' Certificate as Evidence....................................................     40
Section 7.08.      Indentures Not Creating Potential Conflicting Interests for the Trustee..............     40
Section 7.09.      Eligibility of Trustee...............................................................     40
Section 7.10.      Resignation or Removal of Trustee....................................................     40
Section 7.11.      Acceptance by Successor Trustee......................................................     42
Section 7.12.      Succession by Merger, etc............................................................     43
Section 7.13.      Appointment of Authenticating Agent..................................................     43

                                             ARTICLE EIGHT

                                     CONCERNING THE SECURITYHOLDERS

Section 8.01.      Action by Securityholders............................................................     45
Section 8.02.      Proof of Execution by Securityholders................................................     45
Section 8.03.      Who are Deemed Absolute Owners.......................................................     46
Section 8.04.      Company-Owned Securities Disregarded.................................................     47
Section 8.05.      Revocation of Consents; Future Holders Bound.........................................     47

                                              ARTICLE NINE

                                       SECURITYHOLDERS' MEETINGS

Section 9.01.      Purposes of Meetings.................................................................     47
Section 9.02.      Call of Meeting by Trustee...........................................................     48
Section 9.03.      Call of Meeting by Company or Securityholders........................................     48
Section 9.04.      Qualifications for Voting............................................................     48
Section 9.05.      Quorum; Adjourned Meetings...........................................................     49
Section 9.06.      Regulations..........................................................................     49
Section 9.07.      Voting...............................................................................     50
Section 9.08.      No Delay of Rights by Meeting........................................................     50

                                              ARTICLE TEN

                                        SUPPLEMENTAL INDENTURES

Section 10.01.     Supplemental Indentures without Consent of Securityholders...........................     51
Section 10.02.     Supplemental Indentures with Consent of Securityholders..............................     52
Section 10.03.     Compliance with Trust Indenture Act; Effect of Supplemental Indentures...............     53
Section 10.04.     Notation on Securities...............................................................     53
Section 10.05.     Evidence of Compliance of Supplemental Indenture to be Furnished Trustee.............     53

                                             ARTICLE ELEVEN

                               CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 11.01.     Company May Not Consolidate, etc., Except Under Certain Conditions...................     54
Section 11.02.     Successor Corporation to be Substituted..............................................     54
Section 11.03.     Documents to be Given Trustee........................................................     55

                                             ARTICLE TWELVE

                                SATISFACTION AND DISCHARGE OF INDENTURE

Section 12.01.     Discharge of Indenture...............................................................     55
Section 12.02.     Deposited Moneys to be Held in Trust by Trustee......................................     55

Section 12.03.     Paying Agent to Repay Moneys Held....................................................     56
Section 12.04.     Return of Unclaimed Moneys...........................................................     56

                                            ARTICLE THIRTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 13.01.     Indenture and Securities Solely Corporate Obligations................................     56

                                            ARTICLE FOURTEEN

                                             SUBORDINATION

Section 14.01.     Agreement To Subordinate.............................................................     56
Section 14.02.     Liquidation, Dissolution, Bankruptcy.................................................     57
Section 14.03.     Default on Senior Indebtedness.......................................................     57
Section 14.04.     When Distributions Must Be Paid Over.................................................     57
Section 14.05.     Subrogation..........................................................................     57
Section 14.06.     Relative Rights......................................................................     57
Section 14.07.     Subordination May Not Be Impaired by Company.........................................     58
Section 14.08.     Rights of Trustee and Paying Agent...................................................     58
Section 14.09.     Distribution or Notice to Representative.............................................     58
Section 14.10.     Article Fourteen Not To Prevent Events of Default or Limit Right To Accelerate.......     58
Section 14.11.     Trust Moneys Not Subordinated........................................................     58
Section 14.12.     Trustee Entitled to Rely.............................................................     59
Section 14.13.     Trustee To Effectuate Subordination..................................................     59
Section 14.14.     Trustee Not Fiduciary for Holders of Senior Indebtedness.............................     59
Section 14.15.     Reliance by Holders of Senior Indebtedness on Subordination Provisions...............     59

                                            ARTICLE FIFTEEN

                                        MISCELLANEOUS PROVISIONS

Section 15.01.     Provisions Binding on Company's Successors...........................................     60
Section 15.02.     Official Acts by Successor Corporation...............................................     60
Section 15.03.     Addresses for Notices, etc...........................................................     60
Section 15.04.     New York Contract....................................................................     60
Section 15.05.     Evidence of Compliance with Conditions Precedent.....................................     60
Section 15.06.     Legal Holidays.......................................................................     61
Section 15.07.     Securities in a Specified Currency Other Than Dollars................................     61
Section 15.08.     Trust Indenture Act to Control.......................................................     61
Section 15.09.     Table of Contents, Headings, etc.....................................................     62
Section 15.10.     Execution in Counterparts............................................................     62
Section 15.11.     Separability.........................................................................     62

            THIS SUBORDINATED DEBT INDENTURE, dated as of [_______], 2005, between GENERAL ELECTRIC CAPITAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and JPMORGAN CHASE BANK, N.A., a national banking association, as trustee (the "Trustee").

                             RECITALS OF THE COMPANY

      WHEREAS, the Company has duly authorized the issue from time to time of its subordinated debentures, notes or other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Subordinated Debt Indenture and to provide, among other things, for the authentication, delivery and administration of the Securities, the Company has duly authorized the execution and delivery of this Subordinated Debt Indenture; and

      WHEREAS, all things necessary to make this Subordinated Debt Indenture a valid indenture and agreement according to its terms have been done;

      NOW, THEREFORE:

      In consideration of the premises and the purchases of the Securities by the holders thereof, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities or of any and all series thereof and of the coupons, if any, appertaining thereto as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

            Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Subordinated Debt Indenture shall have the respective meanings specified in this Section 1.01. All other terms used in this Subordinated Debt Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference therein defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Subordinated Debt Indenture as originally executed. The words "herein", "hereof" and "hereunder", and other words of similar import refer to this Subordinated Debt Indenture as a whole and not to any particular Article, Section or other subdivision.

Authenticating Agent:

            The term "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 7.13 to act on behalf of the Trustee to authenticate Securities.

Authorized Newspaper:

            The term "Authorized Newspaper" shall mean a newspaper (which, in the case of The City of New York, will, if practicable, be The Wall Street Journal (Eastern edition), in the case of the United Kingdom, will, if practicable, be The Financial Times (London edition) and, in the case of Luxembourg, will, if practicable, be The Luxemburger Wort) published in an official language of the country of publication customarily published at least once a day for at least five days in each calendar week and of general circulation in The City of New York, the United Kingdom or in Luxembourg, as applicable. If it shall be impractical to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given by the Trustee after consulting with the Company shall constitute a sufficient publication of such notice.

Board of Directors:

            The term "Board of Directors" shall mean the Board of Directors of the Company or any Committee of such Board to which the relevant powers of such Board have been lawfully delegated.

Business Day:

            The term "Business Day" shall mean, unless otherwise specified with respect to a particular Tranche of Notes, any day other than a Saturday or Sunday or any other day on which banking institutions are generally authorized or obligated by law or regulation to close in The City of New York or (i) with respect to any floating rate notes where interest is determined with respect to LIBOR, in London, England, (ii) with respect to Notes denominated in a Specified Currency other than U.S. dollars, Australian dollars or Euros, in the principal financial center of the country of the Specified Currency, (iii) with respect to Notes denominated in Australian dollars, in Sydney or (iv) with respect to Notes denominated in Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is not open.

Common Depositary:

            The term "Common Depositary" means a common depositary of Securities on behalf of Euroclear Bank S.A./N.V., as operator of the Euroclear System and Clearstream Banking, societe anonyme, each in its capacity as Depositary, and shall initially be JPMorgan Chase Bank, N.A.

Company:

            The term "Company" shall mean General Electric Capital Corporation, a Delaware corporation, until any successor corporation shall have become such pursuant to the provisions of Article Eleven, and thereafter "Company" shall mean such successor, except as otherwise provided in Section 11.02.

Coupon:

            The term "Coupon" shall mean any interest coupon appertaining to a Security.

currency:

            The term "currency" shall mean Dollars or any Specified Currency.

Depositary:

            The term "Depositary" shall mean, with respect to the Securities of any series or Tranche issuable or issued in the form of one or more Registered Global Securities, the Person designated as Depositary by the Company pursuant to Section 2.02 until a successor Depositary shall have become such pursuant to the applicable provisions of this Subordinated Debt Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series or Tranche shall mean the Depositary with respect to such Registered Global Security or Securities.

Dollar:

            The term "Dollar" shall mean the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Event of Default:

            The term "Event of Default" shall have the meaning specified in
Section 6.01.

Global Series Note:

            The term "Global Series Note" shall mean any Outstanding Global Medium-Term Note for a series as may hereafter be established by or pursuant to a supplemental indenture or a resolution of the Board of Directors. The Global Series Notes may be issued in one or more Tranches, pursuant to the provisions of Section 2.02.

Indebtedness:

            The term "Indebtedness" of any corporation shall mean all indebtedness representing money borrowed which is created, assumed, incurred or guaranteed in any manner by such corporation or for which such corporation is otherwise responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds to or invest in, others).

interest:

            The term "interest", when used with respect to a non-interest bearing Security, means interest payable after the principal thereof has become due and payable, whether at maturity, by declaration of acceleration, by call for redemption, pursuant to a sinking fund or otherwise.

Officers' Certificate:

            The term "Officers' Certificate" shall mean a certificate signed by any President, the Chairman or any Vice Chairman of the Board or any Vice President and by the Senior Vice President-Corporate Treasury and Global Funding Operation or any Assistant Treasurer, the Controller or the Secretary or any Assistant Secretary of the Company and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 15.05 if and to the extent required by the provisions of such Section.

Opinion of Counsel:

            The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or of counsel to the Company, or may be other counsel. Each such opinion shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section
15.05 if and to the extent required by the provisions of such Section.

Original Issue Discount Security:

            The term "Original Issue Discount Security" shall mean any Security which at any time provides for an amount less than the principal amount thereof to be due and payable upon redemption or a declaration of acceleration of the maturity thereof pursuant to Section 6.01.

Overdue Rate:

            The term "Overdue Rate" with respect to each Tranche of Securities shall mean the rate designated as such in or pursuant to the resolution of the Board of Directors or the supplemental indenture, as the case may be, relating to such Tranche as contemplated by Section 2.02.

Person:

            The term "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Principal Office of the Trustee:

            The term "principal office of the Trustee", or other similar term, shall mean the principal office of the Trustee at which any particular time its corporate trust business shall be administered.

Registered Global Security:

            The term "Registered Global Security" shall mean a Security evidencing all or a part of a Tranche of Securities, issued to the Depositary for such Tranche in accordance with Section 2.03 and bearing the legend prescribed in Section 2.03.

Registered Security:

            The term "Registered Security" shall mean any Security registered on the Security register of the Company.

Representative:

            The term "Representative" shall mean any trustee, agent or representative (if any) for an issue of Senior Indebtedness.

Responsible Officer:

            The term "Responsible Officer", when used with respect to the Trustee, shall mean any Vice President, any Assistant Vice President, any Assistant Treasurer, any Trust Officer, any Assistant Trust Officer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

Securities; Outstanding:

            The terms "Securities" shall mean any of the securities, as defined in the first paragraph of the recitals hereof, that are authenticated and delivered under this Subordinated Debt Indenture.

            The term "Outstanding", when used with reference to Securities, shall, subject to the provisions of Section 8.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Subordinated Debt Indenture, except:

            (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), provided that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been mailed as in Article Three provided, or provision satisfactory to the Trustee shall have been made for mailing such notice; and

            (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.07, unless proof satisfactory to the Trustee is presented that any such Securities are held by Persons in whose hands any of such Securities is a valid, binding and legal obligation of the Company.

In determining whether the holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.

Security register:

            The term "Security register" shall have the meaning specified in
Section 2.06.

Security registrar:

            The term "Security registrar" shall have the meaning specified in
Section 2.06.

Securityholder:

            The term "Securityholder", "holder of Securities", or other similar terms, shall mean, (a) with respect to any Registered Security, the Person in whose name at the time such Registered Security is registered on the books of the Company kept for that purpose in accordance with the terms hereof or (b) with respect to any Unregistered Security, the bearer thereof.

Senior Indebtedness:

            The term "Senior Indebtedness" shall mean (i) the principal of, premium, if any, and interest on, all the Company's indebtedness for money borrowed, other than the Securities, whether outstanding on the date of execution of this Subordinated Debt Indenture or thereafter created, assumed or incurred, and any deferrals, renewals or extensions thereof; (ii) obligations of the Company arising from any guaranty, letter of credit or similar credit enhancement; and (iii) obligations of the company associated with derivative products such as interest rate and foreign exchange rate swaps, forward sales of interests in commodities, and similar arrangements, provided, however, that Senior Indebtedness shall not include (1) any liability for Federal, state, local or other taxes owed or owing by the Company, (2) any accounts payable or other liability to trade creditors (other than those obligations referenced in items (ii) and (iii), above) arising in the ordinary course of business (including instruments evidencing such liabilities), (3) any indebtedness, guarantee or obligation of the Company which is expressly subordinate or junior in right of payment in any respect to any other indebtedness, guarantee or obligation of the Company, or (4) any obligations with respect to any capital stock. The term "indebtedness for money borrowed" as used herein shall include, without limitation, any obligation of the Company for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, and any deferred obligation for the payment of the purchase price of property or assets.

Specified Currency:

            The term "Specified Currency" shall mean the currency in which a Security is denominated, which may include Dollars, any foreign currency or any composite of two or more currencies.

Stated Maturity:

            The term "Stated Maturity", when used with respect to any Senior Indebtedness or any installment of principal thereof or interest thereon, shall mean the date specified in the instrument evidencing such Senior Indebtedness as the fixed date on which the principal of such Senior Indebtedness or such installment of principal or interest is due and payable.

Subordinated Debt Indenture:

            The term "Subordinated Debt Indenture" shall mean this instrument as originally executed or as it may be amended or supplemented from time to time as herein provided, and shall include the form and terms of particular Tranches of Securities established as contemplated hereunder.

Subsidiary:

            The term "Subsidiary" shall mean (i) any corporation of which the Company directly or indirectly owns or controls at that time at least a majority of the outstanding stock having under ordinary circumstances (not dependent upon the happening of a contingency) voting power to elect a majority of the board of directors of such corporation or (ii) any other Person (other than a corporation) in which the Company directly or indirectly has at least a majority ownership interest and power to direct the policies, management and affairs thereto.

Tranche:

            The term "Tranche" shall mean all Securities of the same series having identical terms but for authentication date and public offering price.

Trust Indenture Act of 1939:

            The term "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939 as it was in force at the date of execution of this Subordinated Debt Indenture, except as provided in Section 10.03.

Trustee:

            The term "Trustee" shall mean the corporation or association named as Trustee in this Subordinated Debt Indenture and, subject to the provisions of Article Seven, shall also include its successors and assigns as Trustee hereunder. If pursuant to the provisions of this Subordinated Debt Indenture there shall be at any time more than one Trustee hereunder, the term "Trustee" as used with respect to Securities of any Tranche shall mean the Trustee with respect to Securities of such Tranche.

Unregistered Security:

            The term "Unregistered Security" shall mean any Security other than a Registered Security.

                                  ARTICLE TWO

         DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF SECURITIES

            Section 2.01. Forms. The Securities and the Coupons, if any, appertaining thereto shall be in substantially such form as shall be established by or pursuant to a resolution of the Board of Directors or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Subordinated Debt Indenture, and may have such legends or endorsements placed thereon as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Subordinated Debt Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which such Securities may be listed, or to conform to usage.

            The Trustee's Certificate of Authentication on all Securities shall be in substantially the following form, and shall be executed on behalf of the Trustee by its authorized officer or agent:

            This is one of the Securities of the Tranche designated therein described in the within-mentioned Subordinated Debt Indenture.

                        _________________________________,
                                   as Trustee

                        By:______________________________

            Section 2.02. Amount Unlimited; Issuable in Series and Tranches. The aggregate principal amount of Securities which may be authenticated and delivered under this Subordinated Debt Indenture is unlimited.

            The Securities may be issued in one or more series, each of which may consist of one or more Tranches. There shall be established in or pursuant to a resolution of the Board of Directors or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any Tranche,

            (1) the title of the series to which such Tranche belongs (which shall distinguish the Securities of such series from all other Securities);

            (2) any limit upon the aggregate principal amount of the Securities of such series or Tranche which may be authenticated and delivered under this Subordinated Debt Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the Tranche pursuant to Section 2.06, 2.07, 2.08, 3.03, 3.06 or 10.04);

            (3) the date or dates on which the principal and premium, if any, of the Securities of the Tranche are payable;

            (4) the rate or rates, or the method of determination thereof, at which the Securities of the Tranche shall bear interest, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and, in the case of Registered Securities, if other than as set forth in Section 2.04, the record dates for the determination of holders to whom interest is payable;

            (5) the terms of the subordination of the Securities of the Tranche and any other provisions relevant to such subordination, if different from the terms of subordination and other provisions relevant to such subordination set forth herein;

            (6) the place or places where the principal of, and premium, if any, and any interest on Securities of the Tranche shall be payable;

            (7) the Specified Currency of the Securities of the Tranche;

            (8) the currency or currencies in which payments on the Securities of the Tranche are payable, if other than the Specified Currency;

            (9) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the Tranche may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

            (10) the obligation, if any, of the Company to redeem, purchase or repay Securities of the Tranche pursuant to any sinking fund or analogous provisions or at the option of a holder thereof and the price or prices at which or process by which and the period or periods within which and the terms and conditions upon which Securities of the Tranche shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

            (11) the denominations in which Securities of the Tranche shall be issuable, if other than as provided in Section 2.04;

            (12) if other than the principal amount thereof, the portion of the principal amount of Securities of the Tranche which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01;

            (13) if other than the Specified Currency, the coin or currency in which payment of the principal of or interest on the Securities of the Tranche shall be payable;

            (14) if the principal of or interest on the Securities of the Tranche are to be payable, at the election of the Company or a holder thereof, in a coin or currency other than the Specified Currency, the period or periods within which, and the terms and conditions upon which, such election may be made;

            (15) if the amount of payments of principal of and interest on the Securities of the Tranche may be determined with reference to an index based on a coin or currency other than the Specified Currency, the manner in which such amounts shall be determined;

            (16) whether the Securities of the Tranche will be issuable as Registered Securities (and, if so, whether such Securities will be issuable as Registered Global Securities) or Unregistered Securities (with or without Coupons), or any combination of the foregoing, any restriction applicable to the offer, sale or delivery of Unregistered Securities or the payment of interest thereon and, if other than as provided in Section 2.06, the terms upon which Unregistered Securities of any Tranche may be exchanged for Registered Securities of such Tranche and vice versa;

            (17) whether and under what circumstances the Company will pay additional amounts on the Securities of the Tranche held by a Person who is not a U.S. Person in respect of any tax, assessment, or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts;

            (18) if the Securities of such Tranche are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such Tranche) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions, if other than as provided for by the form of such Securities established pursuant to Section 2.01;

            (19) any deletions or modifications of or additions to the Events of Default set forth in Section 6.01 or covenants of the Company set forth in Article Four or Article Eleven pertaining to the Securities of the Tranche;

            (20) if other than the rate of interest stated in the title of the Securities of the Tranche, the applicable Overdue Rate;

            (21) in the case of any Tranche of non-interest bearing Securities, the applicable dates for purposes of clause (a) of Section 5.01;

            (22) any trustees, depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to such Tranche;

            (23) the exchanges, if any, on which the Securities of the Tranche may be listed; and

            (24) any other terms of the Tranche (which terms shall not be inconsistent with the provisions of this Subordinated Debt Indenture).

            All Securities of any one Tranche and Coupons, if any, appertaining thereto, shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any indenture supplemental hereto.

            Section 2.03. Authentication. At any time and from time to time after the execution and delivery of this Subordinated Debt Indenture, the Company may deliver Securities of any Tranche having attached thereto appropriate Coupons, if any, executed by the Company to the Trustee or its agent for authentication. Except as otherwise provided in this Article Two, the Trustee shall thereupon authenticate and deliver, or cause to be authenticated and delivered, said Securities to or for the account of the Company, upon the written order of the Company, signed by its Chief Executive Officer, any President, Chairman or any Vice Chairman of the Board or one of its Vice Presidents (including Executive and Senior Vice Presidents) and by its Senior Vice President-Corporate Treasury and Global Funding Operation or its Controller, or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time in such written order. If provided for in such procedures, such written order may authorize authentication and delivery pursuant to electronic instructions from the Company or its duly authorized agent or agents. In authenticating or causing the authentication of such Securities and accepting the additional responsibilities under this Subordinated Debt Indenture in relation to such Securities, the Trustee shall be entitled to receive and (subject to Sections 7.01 and 7.02) shall be fully protected in relying upon:

            (1) a copy of any resolution or resolutions of the Board of Directors relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary of the Company;

            (2) an executed supplemental indenture, if any, relating thereto;

            (3) an Officers' Certificate prepared in accordance with Section
      15.05 which shall also state to the best knowledge of the signers of such Certificate that no Event of Default with respect to any Tranche of Securities shall have occurred and be continuing; and

            (4) an Opinion of Counsel prepared in accordance with Section 15.05 which shall also state:

                  (a) that the forms of such Securities and Coupons, if any, have been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Section
            2.01 in conformity with the provisions of this Subordinated Debt Indenture;

                  (b) that the terms of such Securities have been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Section 2.02 in conformity with the provisions of this Subordinated Debt Indenture; provided, that, in connection with the authentication of Securities of a series that are part of a medium-term note program, such Opinion of Counsel may, in the alternative, state that certain terms of the Securities have been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Section 2.02 in conformity with the provisions of this Subordinated Debt Indenture, and when such other terms as are to be established pursuant to procedures set forth in the written order relating to Securities of such series shall have been so established, all such terms will have been duly established in conformity with the provisions of this Subordinated Debt Indenture;

                  (c) that such Securities and Coupons, if any, when
            authenticated (in the case of the Securities) and delivered by or at the direction of the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

                  (d) that the Company has the corporate power to issue such
            Securities and Coupons, if any, and has duly taken all necessary corporate action with respect to such issuance;

                  (e) that the issuance of such Securities and Coupons, if any, will not contravene the certificate of incorporation or by-laws of the Company or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement known to such Counsel by which the Company or any of its Subsidiaries is bound; and

                  (f) that all laws and requirements in respect of the execution and delivery by the Company of such Securities and Coupons, if any, and the related supplemental indenture, if any, have been complied with and that authentication and delivery of such Securities and Coupons, if any, and the execution and delivery of the related supplemental indenture, if any, by the Trustee will not violate the terms of this Subordinated Debt Indenture;

provided, that, in connection with the authentication of Securities of a series that are part of a medium-term note program, the Trustee shall be entitled to receive the documents referred to in clauses (1), (2), (3) and (4) above only at or before the time of the first request of the Company to the Trustee to authenticate Securities of such series and the Trustee shall be protected in relying on such documents in authenticating Securities of such series until such documents are superceded or revoked.

            The Trustee shall have the right to decline to authenticate and deliver or cause to be authenticated and delivered any Securities under this
Section 2.03 if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by action of its board of directors or trustees, executive committee, or a trust committee of directors or trustees and Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Security holders.

            If the Company shall establish pursuant to Section 2.02 that the Securities of a Tranche are to be issued in the form of one or more Registered Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section 2.03 and the Company order with respect to such Tranche, authenticate and deliver one or more Registered

Global Securities in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such Tranche to be represented by one or more Registered Global Securities, (ii) shall be registered in the name of the Depositary and/or the Common Depositary for such Registered Global Security or Securities or the nominee of such Depositary or Common Depositary, (iii) shall be delivered by the Trustee to such Depositary or Common Depositary or pursuant to such Depositary's or Common Depositary's instruction and (iv) shall bear a legend substantially to the following effect. "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary" or "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Registered Global Security may not be transferred except as a whole by the Common Depositary to a nominee of the Common Depositary or by a nominee of the Common Depositary to the Common Depositary or another nominee of the Common Depositary or by the Common Depositary or any such nominee to a successor Common Depositary or a nominee of such successor Common Depositary."

            No holder of a beneficial interest in any Registered Global Security held on its behalf by a Depositary shall have any rights under this Subordinated Debt Indenture with respect to such Registered Global Security, and such Depositary, or the Common Depositary, as applicable, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the owner of such Registered Global Security for all purposes whatsoever. None of the Company, the Trustee or any agent of the Company or the Trustee will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Registered Global Security or maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary (or its nominee) as holder of any Security.

            Each Depositary designated pursuant to Section 2.02 must, at the time of its designation and at all times while it serves as Depositary hereunder, be a clearing agency registered under the United States Securities Exchange Act of 1934, as amended, or any other applicable statute or regulation.

            Section 2.04. Date and Denomination of Securities. The Securities of each Tranche shall be issuable as Registered Securities or Unregistered Securities in such denominations as shall be specified as contemplated by
Section 2.02. In the absence of any such specification (a) with respect to Registered Securities, such Securities shall be issuable in denominations of 100,000 units of the Specified Currency and integral multiples of 1,000 units of the Specified Currency in excess thereof; and (b) with respect to Unregistered Securities, such Securities shall be issuable in denominations of not less than 1,000 units of the Specified Currency and in such other denominations in excess thereof as may be provided in or pursuant to a supplemental indenture or resolution of the Board of Directors in accordance with Section 2.02.

Securities of each Tranche shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determined with the approval of the Trustee.

            Every Registered Security shall be dated the date of its authentication. Every Unregistered Security shall be dated as provided in the resolution of the Board of Directors or the supplemental indenture referred to in Section 2.02; provided, however, that Unregistered Securities which are part of the same Tranche as a prior issue of Notes shall be dated the original issue date of such prior issue of Notes.

            The Person in whose name any Registered Security of a particular Tranche is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date for such Tranche shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Registered Security upon any registration of transfer or exchange subsequent to the record date and prior to such interest payment date; provided, however, that if and to the extent that the Company shall default in the payment of interest on such interest payment date, such defaulted interest shall be paid to the Persons in whose names Outstanding Registered Securities of such Tranche are registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of such Registered Securities not less than 15 days preceding such subsequent record date, such record date to be not less than five days preceding the date of payment of such defaulted interest. Except as otherwise specified as contemplated by Section 2.02 for Registered Securities of a particular Tranche, the term "record date" as used in this Section 2.04 with respect to any regular interest payment date shall mean the last day of the calendar month preceding such interest payment date if such interest payment date is the fifteenth day of the calendar month, and shall mean the fifteenth day of the calendar month preceding such interest payment date if such interest payment date is the first day of a calendar month, whether or not such day shall be a Business Day.

            Section 2.05. Execution of Securities. The Securities and, if applicable, the Coupons appertaining thereto, shall be signed in the name and on behalf of the Company by the manual or facsimile signature of any of its Presidents, its Chairman of the Board, its Vice Chairman and Chief Financial Officer, or its Senior Vice President-Corporate Treasury and Global Funding Operation, under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise) attested by the Secretary or any Assistant Secretary of the Company. Only such Securities as shall bear thereon a certificate of authentication substantially in the form herein recited, executed by the Trustee, shall be entitled to the benefits of this Subordinated Debt Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Subordinated Debt Indenture.

            In case any officer of the Company who shall have signed any of the Securities or Coupons, if any, shall cease to be such officer before the Securities or Coupons so signed (or the Securities to which the Coupons so signed appertain) shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Securities or Coupons nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Securities or

Coupons had not ceased to be such officer of the Company; and any Security or Coupon may be signed on behalf of the Company by such Persons as, at the actual date of such Security or Coupon, shall be the proper officers of the Company, although at the date of the execution of this Subordinated Debt Indenture any such Person was not such an officer.

            Section 2.06. Exchange and Registration of Transfer of Securities. Registered Securities of any Tranche (other than a Registered Global Security, except as set forth below) may be exchanged for a like aggregate principal amount of Registered Securities of the same Tranche of other authorized denominations. Unregistered Securities will not be issuable in exchange for Registered Securities.

            Unregistered Securities of any Tranche (with all unmatured Coupons, if any, and all matured Coupons, if any, then in default, attached thereto) may be exchanged for Registered Securities of the same Tranche of any authorized denominations and in an equal aggregate principal amount. Unregistered Securities surrendered in exchange for Registered Securities after the close of business on (i) any record date with respect to any regular payment of interest and before the opening of business at such office on the relevant interest payment date or (ii) any record date to be established for the payment of defaulted interest and before the opening of business on the related proposed date for payment of defaulted interest, shall be surrendered without the Coupon relating to such date for payment of interest.

            Securities to be exchanged pursuant to the preceding two paragraphs shall be surrendered, at the option of the holders thereof, either at the office or agency designated and maintained by the Company for such purpose in the Borough of Manhattan, The City of New York in accordance with the provisions of
Section 4.02 or at any of such other offices or agencies as may be designated and maintained by the Company for such purpose in accordance with the provisions of Section 4.02, and the Company shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive. Each Person designated by the Company pursuant to the provisions of Section 4.02 as a Person authorized to register and register transfer of the Securities is sometimes herein referred to as a "Security registrar."

            Unregistered Securities in definitive form of any Tranche will be exchangeable for Unregistered Securities in definitive form of the same Tranche in other authorized denominations, in an equal aggregate principal amount. Unregistered Securities to be so exchanged shall be surrendered, at the option of the holders thereof, either at the office or agency designated and maintained by the Company for such purpose outside the United States in accordance with the provisions of Section 4.02, or at the office of any agent appointed by the Company to perform such service, and the Company shall execute and the Trustee shall authenticate and deliver, or cause to be authenticated and delivered, in exchange therefor the Unregistered Security or Securities which the Securityholder making the exchange shall be entitled to receive.

            The Company shall keep, at each such office or agency, a register for each Tranche of Registered Securities issued hereunder (the registers of all Security registrars being herein sometimes collectively referred to as the "Security register" or the "registry books of the Company") in which, subject to such reasonable regulations as it may prescribe, the Company shall register Registered Securities and shall register the transfer of Registered Securities as provided in this Article Two. The Security register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the Security register shall be open for inspection by the Trustee and any Security registrar other than the Trustee. Upon due presentment for registration of transfer of any Registered Security of any Tranche at any designated office or agency, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of the same Tranche for an equal aggregate principal amount. Registration or registration of transfer of any Registered Security by any Security registrar in the registry books of the Company maintained by such Security registrar, and delivery of such Registered Security, duly authenticated, shall be deemed to complete the registration or registration of transfer of such Registered Security.

            The Company will at all times designate one Person (who may be the Company and who need not be a Security registrar) to act as repository of a master list of names and addresses of the holders of the Registered Securities. The Company shall act as such repository unless and until some other Person is, by written notice from the Company to the Trustee and each Security registrar, designated by the Company to act as such. The Company shall cause each Security registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by such registrar, as may be necessary to enable such repository to maintain such master list on as current a basis as is practicable.

            No Person shall at any time be designated as or act as a Security registrar unless such Person is at such time empowered under applicable law to act as such and duly registered to act as such under and to the extent required by applicable law and regulations.

            All Registered Securities presented for registration of transfer or for exchange, redemption, repayment or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange in form satisfactory to the Company and the Trustee duly executed by, the holder or his attorney duly authorized in writing.

            No service charge shall be made for any exchange or registration of transfer of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

            The Company shall not be required (i) to issue, register the transfer of or exchange Securities to be redeemed for a period of fifteen calendar days preceding the first publication of the relevant notice of redemption, or if Registered Securities are Outstanding and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Securities selected for redemption, in whole or in part, except the unredeemed portion of any such Registered Securities being redeemed in part, or (iii) to exchange any Unregistered Securities selected for redemption except that such Unregistered Securities may be exchanged for Registered Securities of like tenor, provided that such Registered Securities shall be simultaneously surrendered for redemption or (iv) to register the transfer of or exchange any Securities surrendered for optional repayment, in whole or in part.

            Unregistered Securities and any Coupons appertaining thereto will be transferable by delivery.

            Notwithstanding any other provision of this Section 2.06, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Global Security representing all or a portion of the Securities of a Tranche may not be transferred except as a whole by the Depositary or the Common Depositary for such Tranche to a nominee of such Depositary or Common Depositary or by a nominee of such Depositary or Common Depositary to such Depositary or Common Depositary or another nominee of such Depositary or Common Depositary or any such nominee to a successor Depositary or Common Depositary for such Tranche or a nominee of such successor Depositary or Common Depositary.

            If at any time the Depositary for the Securities of a Tranche notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such Tranche or if at any time the Depositary for Securities of a Tranche shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary registered and in good standing as aforesaid with respect to the Securities of such Tranche. If a successor Depositary for the Securities of such Tranche is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such Tranche, will authenticate and deliver Securities of such Tranche in definitive registered form without Coupons, in any authorized denominations, in an aggregate principal amount equal to the aggregate principal amount of the Registered Global Security or Securities representing such Registered Securities in exchange for such Registered Global Security or Securities.

            The Company may at any time and in its sole discretion, subject to the procedures of the Depositary, determine that Registered Securities issued in the form of one or more Registered Global Securities shall no longer be represented by a Registered Global Security or Securities. In such event the Company will execute and the Trustee, upon receipt of an Officer's Certificate for the authentication and delivery of definitive Securities, will authenticate and deliver Securities of the same Tranche in definitive registered form without Coupons, in any authorized denominations, in an aggregate principal amount equal to the aggregate principal amount of the Registered Global Security or Securities in exchange for such Registered Global Security or Securities.

            If specified by the Company pursuant to Section 2.02 with respect to Securities represented by a Registered Global Security, the Depositary for such Registered Global Security may surrender such Registered Global Security in exchange in whole or in part for Securities of the same Tranche in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge:

                  (i) to the Person specified by such Depositary, a new
            Registered Security or Securities of the same Tranche, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Security; and

                  (ii) to such Depositary or the Common Depository therefor, a new Registered Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause
            (i) above.

            Upon the exchange of a Registered Global Security for Securities in definitive registered form without Coupons, in authorized denominations, in an aggregate principal amount equal to the principal amount of such Registered Global Security, such Registered Global Security shall be canceled by the Trustee or an agent of the Company or the Trustee. Securities in definitive registered form without Coupons issued in exchange for a Registered Global Security pursuant to this Section 2.06 shall be registered in such names and in such authorized denominations as the Depositary for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Company or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

            Notwithstanding anything herein or in the terms of any Securities to the contrary, none of the Company, the Trustee or any agent of the Company or the Trustee (any of which, other than the Company, shall be entitled to rely on an Officer's Certificate and an Opinion of Counsel) shall be required to exchange any Unregistered Security for a Registered Security if such exchange could result in adverse Federal income tax consequences to the Company (such as, for example, the inability of the Company to deduct from its income, as computed for Federal income tax purposes, the interest payable on the Unregistered Securities) under then applicable United States Federal income tax laws, as determined by the Company.

            Section 2.07. Mutilated, Destroyed, Lost or Stolen Securities. In case any temporary or definitive Security or any Coupon appertaining to any Security shall become mutilated or be destroyed, lost or stolen, the Company in the case of a mutilated Security or Coupon shall, and in the case of a lost, stolen, or destroyed Security or Coupon may in its discretion, execute and, upon the written request or authorization of any officer of the Company, the Trustee shall authenticate and deliver a new Security of the same Tranche or Coupon, as the case may be, bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated Security or Coupon, or in lieu of and in substitution for the Security or Coupon so destroyed, lost or stolen with (in the case of mutilated, lost, stolen or destroyed Securities) Coupons corresponding to the Coupons appertaining to such Securities. In every case the applicant for a substituted Security or Coupon shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

            Upon the issuance of any substituted Security or Coupon, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Security or Coupon which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substituted Security or Coupon, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security or Coupon) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee of the destruction, loss or theft of such Security or Coupon and the ownership thereof.

            Every substituted Security or Coupon issued pursuant to the provisions of this Section 2.07 by virtue of the fact that any Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or Coupon shall be found at any time, and shall be entitled to all the benefits of this Subordinated Debt Indenture equally and proportionately with any and all other Securities or Coupons of the same Tranche duly issued hereunder. All Securities and Coupons shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and Coupons and shall preclude (to the extent lawful) any and all other rights or remedies with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

            Section 2.08. Temporary Securities. Pending the preparation of definitive Securities of any Tranche, the Company may execute and the Trustee shall authenticate and deliver temporary Securities (printed, lithographed or typewritten). Temporary Securities shall be issuable in any authorized denomination and substantially in the form of the definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities in lieu of which they are issued. Without unreasonable delay, the Company will execute and deliver to the Trustee definitive Securities of such Tranche and thereupon any or all temporary Securities of such Tranche may be surrendered in exchange therefor, at the option of the holders thereof, either at the office or agency to be designated and maintained by the Company for such purpose in the Borough of Manhattan, The City of New York in accordance with the provisions of Section 4.02 or at any of such other offices or agencies as may be designated and maintained by the Company for such purpose in accordance with the provisions of Section 4.02, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of the same Tranche and, in the case of Unregistered Securities, having attached thereto any appropriate Coupons. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Securities of any Tranche shall in all respects be entitled to the same benefits under this Subordinated Debt Indenture as definitive Securities of the same Tranche authenticated and delivered hereunder, unless otherwise established pursuant to Section 2.02. The provisions of this Section 2.08 are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities that may be established pursuant to Section
2.01 or 2.02 (including any provision that such Unregistered Securities initially be issued in the form of a single global Unregistered Security to be delivered to a depositary located outside the United

States and the procedures pursuant to which definitive or global Unregistered Securities would be issued in exchange for such temporary global Unregistered Security).

            Section 2.09. Cancellation of Securities Paid, etc. All Securities and Coupons surrendered for the purpose of payment, redemption, repayment, exchange or registration of transfer or for credit against any sinking fund shall, if surrendered to the Company, any Security registrar, any paying agent or any other agent of the Company or of the Trustee, be delivered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Subordinated Debt Indenture. All canceled Securities and Coupons held by the Trustee shall be disposed of by the Trustee in accordance with the Trustee's customary procedures or at the written request of the Company, the Trustee shall deliver canceled Securities and Coupons to the Company. If the Company shall acquire any of the Securities or Coupons, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities or Coupons unless and until the same are delivered to the Trustee for cancellation.

            Section 2.10. Computation of Interest. Except as otherwise specified as contemplated by Section 2.02 for Securities of any Tranche, interest on the Securities of each Tranche shall be computed on the basis of a 360-day year of twelve 30-day months.

            Section 2.11. Reopening of Tranches and Series. All Securities included in any one Tranche or series need not be issued by the Company at the same time. Unless otherwise provided, a Tranche or series may be reopened for issuances of additional Securities in such Tranche or series upon written order of the Company in accordance with Section 2.03 of this Subordinated Debt Indenture with respect to such additional Securities.

                                 ARTICLE THREE

            REDEMPTION OF SECURITIES; SINKING FUNDS; REPAYMENT AT THE
                              OPTION OF THE HOLDER

            Section 3.01. Applicability of Article. The provisions of this Article Three shall be applicable, as the case may be, (i) to any Securities which are redeemable or subject to repayment at the option of the holder before their maturity and (ii) to any sinking fund for the retirement of any Securities, in either case except as otherwise specified as contemplated by
Section 2.02 for any Tranche of Securities.

            The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment."

            Section 3.02. Notice of Redemption; Selection of Securities. In case the Company shall desire to exercise any right to redeem all, or, as the case may be, any part of, the Securities of any Tranche in accordance with their terms, it shall fix a date for redemption. Notice of redemption to the holders of Registered Securities of any Tranche to be redeemed as a whole or in part at the option of the Company shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such holders at their last addresses as they shall appear upon the registry books of the Company and to the Trustee. Notices of redemption to be sent to the holders of Global Series Notes that are Registered Securities shall be sent only to the holders of those Global Series Notes to be redeemed. Notice of redemption to the holders of Unregistered Securities to be redeemed as a whole or in part who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act of 1939 shall be given by mailing notice of such redemption, by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption, to such holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Company, the Trustee shall make such information available to the Company for such purpose). Notice of redemption to all other holders of Unregistered Securities shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York, in an Authorized Newspaper in London and, if any such Unregistered Securities are listed on the Luxembourg Stock Exchange, in an Authorized Newspaper in Luxembourg, in each case, once in each of three successive calendar weeks, the first publication to be not less than 30 nor more than 60 days prior to the date fixed for redemption. Any notice if given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give notice or any defect in the notice to the holder of any Security of a Tranche designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such Tranche.

            Each such notice of redemption shall specify the date fixed for redemption, the redemption price at which the Securities of such Tranche are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Securities issued with Coupons, of all Coupons appertaining thereto maturing after the date fixed for redemption, that any interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of a Tranche are to be redeemed, the notice of redemption shall specify the number or numbers of the Securities to be redeemed. In case any Security is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of the same Tranche in principal amount equal to the unredeemed portion thereof, together with any unmatured Coupons appertaining thereto, will be issued.

            Prior to the redemption date specified in the notice of redemption given as provided in this Section 3.02, the Company will deposit with the Trustee or with one or more paying agents (or if the Company is acting as its own paying agent, shall segregate and hold in trust as provided in Section 4.05) an amount of money sufficient to redeem on the redemption date all the Securities or portions thereof so called for redemption, together with accrued interest to the date fixed for redemption. If less than all the Securities of a Tranche are to be redeemed, the Company will give the Trustee notice not less than 60 days prior to the redemption date as to the aggregate principal amount of Securities of such Tranche to be redeemed, and the Trustee shall select or cause to be selected, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities or portions thereof to be redeemed. Securities of a Tranche may be redeemed in part only in multiples of the smallest authorized denomination of that Tranche.

            Section 3.03. Payment of Securities Called for Redemption. If notice of redemption has been given as provided in Section 3.02 or 3.05, the Securities or portions of Securities of the Tranche with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with any interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities or portions of such Securities, together with any interest accrued to said date) any interest on the Securities or portions of Securities of such Tranche so called for redemption shall cease to accrue, and the unmatured Coupons, if any, appertaining thereto shall be void. On presentation and surrender of such Securities at a place of payment in said notice specified, together with all Coupons, if any, appertaining thereto maturing after the date fixed for redemption, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with any interest accrued thereon to the date fixed for redemption; provided, however, that payment of interest becoming due on or prior to the date fixed for redemption shall be payable in the case of Securities with Coupons attached thereto, to the holders of the Coupons for such interest upon surrender thereof, and in the case of Registered Securities, to the Holders of such Registered Securities registered as such on the relevant record date subject to the terms and provisions of Sections 2.02 and 2.04.

            If any Security issued with Coupons is surrendered for redemption and is not accompanied by all appurtenant Coupons maturing after the date fixed for redemption and all matured Coupons, if any, then in default, the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

            Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Security or Securities of the same Tranche, of authorized denominations, together with all unmatured Coupons, if any, and all matured Coupons, if any, then in default appertaining thereto, in aggregate principal amount equal to the unredeemed portion of the Security so presented.

            Section 3.04. Satisfaction of Mandatory Sinking Fund Payments with Securities. In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities in cash, the Company may at its option
(a) deliver to the Trustee Securities, together with all unmatured Coupons, if any, appertaining thereto, of the same Tranche theretofore purchased or otherwise acquired by the Company or (b) receive credit for the principal amount of Securities of the same Tranche which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities; provided that such Securities have not previously been so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

            Section 3.05. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee a certificate signed by the Senior Vice President-Corporate Treasury and Global Funding Operation or any Assistant Treasurer of the Company specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms thereof, the portion thereof, if any, which is to be satisfied by payment of cash (which cash may be deposited with the Trustee or with one or more paying agents, or if the Company is acting as its own paying agent, segregated and held in trust as provided in Section 4.04) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of the same Tranche pursuant to Section 3.04 (which Securities, if not theretofore delivered, will accompany such certificate) and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such Securities. Such certificate shall also state that no Event of Default has occurred and is continuing with respect to such Securities. Such certificate shall be irrevocable and, upon its delivery, the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate (or to deliver the Securities specified in this paragraph), the sinking fund payment due on the next succeeding sinking fund payment date for such Securities shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in
Section 3.04 and without the right to make any optional sinking fund payment, if any, with respect to such Securities.

            Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash which, in the aggregate, shall equal or exceed 100,000 units of the Specified Currency with respect to the particular Tranche (or a lesser sum if the Company shall so request or determine) with respect to any Securities shall be applied by the Trustee (or by the Company if the Company is acting as its own paying agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the next sinking fund payment date following the date of such payment) to the redemption of such Securities at the redemption price specified in such Securities for operation of the sinking fund together with accrued interest, if any, to the date fixed for redemption. Any sinking fund moneys not so applied or allocated by the Trustee (or by the Company if the Company is acting as its own paying agent) to the redemption of Securities shall be added to the next cash sinking fund payment received by the Trustee (or if the Company is acting as its own paying agent, segregated and held in trust as provided in Section 4.04) for such Securities and, together with such payment (or such amount so segregated), shall be applied in accordance with the provisions of this Section 3.05. Any and all sinking fund moneys with respect to any Securities held by the Trustee (or if the Company is acting as its own paying agent, segregated and held in trust as provided in
Section 4.04) on the last sinking fund payment date with respect to such Securities and not held for the payment or redemption of particular Securities of such Tranche shall be applied by the Trustee (or by the Company if the Company is acting as its own paying agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of that Tranche at maturity.

            The Trustee shall select or cause to be selected the Securities to be redeemed upon such sinking fund payment date in the manner specified in the last paragraph of Section 3.02 and the Company shall cause notice of the redemption thereof to be given in the manner provided in Section 3.02 except that the notice of redemption shall also state that the Securities are being redeemed by operation of the sinking fund. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 3.03.

            On or before each sinking fund payment date, the Company shall pay to the Trustee in cash (or if the Company is acting as its own paying agent, shall segregate and hold in trust as provided in Section 4.04) a sum equal to any interest accrued to the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this
Section 3.05.

            Neither the Trustee nor the Company shall redeem any Securities with sinking fund moneys or give any notice of redemption of such Securities by operation of the sinking fund for such Tranche during the continuance of a default in payment of interest, if any, on such Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to such Securities, except that if the notice of redemption of any such Securities shall theretofore have been given in accordance with the provisions hereof, the Trustee (or the Company if the Company is acting as its own paying agent) shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article Three. Except as aforesaid, any moneys in the sinking fund for such Securities at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of such Securities; provided, however, that in case such default or Event of Default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date for such Securities to which such moneys may be applied pursuant to the provisions of this Section 3.05.

            Section 3.06. Repayment at the Option of the Holder. Any Tranche of Securities may be made, by provision contained in or established pursuant to a supplemental indenture or a resolution of the Board of Directors pursuant to
Section 2.02, subject to repayment, in whole or in part, at the option of the holder on a date or dates specified prior to maturity, at a price equal to 100% of the principal amount thereof, together with accrued interest to the date of repayment or, in the case of Original Issue Discount Securities, at a price equal to 100% of the accreted principal amount thereof to the date of such repayment, on such notice as may be required; provided, however, that the holder of a Security may only elect partial repayment in an amount that will result in the portion of such Security that will remain Outstanding after such repayment constituting an authorized denomination, or combination thereof, of such Securities.

                                  ARTICLE FOUR

                       PARTICULAR COVENANTS OF THE COMPANY

            Section 4.01. Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of all holders of Securities issued hereunder that it will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest, if any, on all such Securities (for all purposes herein, references to interest shall include any additional amounts payable pursuant to the terms of such Securities) at the places, at the respective times and in the manner provided in such Securities, in the Coupons, if any, appertaining thereto, and in this Subordinated Debt Indenture. The interest on Securities issued with Coupons (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. If any temporary Unregistered Security provides that interest thereon may be paid while such Security is in temporary form, the interest on any such temporary Unregistered Security (together with any additional amounts payable pursuant to the terms of such Security) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest, in each case subject to any restrictions that may be established pursuant to Section 2.02.

            Section 4.02. Offices for Notices and Payments, etc. As long as any Registered Securities remain Outstanding hereunder, the Company will designate and maintain in the Borough of Manhattan, The City of New York an office or agency where such Registered Securities may be presented for payment, and where such Securities may be presented for registration of transfer and for exchange as in this Subordinated Debt Indenture provided.

            The Company will maintain one or more offices or agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which any of the Securities are listed) where any Unregistered Securities issued hereunder and Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or Coupon will be made upon presentation of such Unregistered Security or Coupon at an agency of the Company within the United States nor will any payment be made by transfer to an account in, or by check mailed to an address in, the United States unless pursuant to applicable United States laws and regulations then in effect such payment can be made without adverse consequences to the Company. Notwithstanding the foregoing, payments in Dollars on Unregistered Securities and Coupons appertaining thereto may be made at an agency of the Company maintained in the Borough of Manhattan, The City of New York if such payment in Dollars at each agency maintained by the Company outside the United States for payment on such Unregistered Securities is illegal or effectively precluded by exchange controls or other similar restrictions.

            Interest on Registered Securities may at the option of the Company be paid by check mailed to the Persons entitled thereto at their respective addresses as such appear on the registry books of the Company, or, at the option of any holder of $5,000,000 or more aggregate principal amount of Registered Securities of any Tranche and subject to applicable laws and regulations (or the equivalent thereof in a Specified Currency), be made by wire transfer to an account denominated in the currency in which such payment is to be made, maintained by such holder, if appropriate wire transfer instructions have been received by the Company or its agent not less than fifteen days prior to the applicable interest payment date.

            Interest on Unregistered Securities and the Coupons appertaining thereto shall be made upon presentation of such Securities or Coupons, subject to applicable laws and regulations, at the designated offices of such paying agents outside of the United States as the Company may designate from time to time. Payments on Unregistered Securities or the Coupons appertaining thereto will, upon presentation of such Securities or Coupons, at the holder's option and subject to applicable laws and regulations, be made by check or by wire transfer to an account denominated in the currency in which such payment is to be made, maintained by such holder with a bank outside the United States, if appropriate wire transfer instructions have been received by the Company or its agent not less than fifteen days prior to the applicable interest payment date.

            The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where notices and demands to or upon the Company in respect of any Securities issued hereunder, the Coupons appertaining thereto or this Subordinated Debt Indenture may be served.

            The Company may from time to time designate one or more additional offices or agencies where Securities and any Coupons appertaining thereto may be presented for payment, where Securities may be presented for exchange as provided in this Subordinated Debt Indenture and pursuant to Section 2.02 and where Registered Securities may be presented for registration of transfer as in this Subordinated Debt Indenture provided, and the Company may from time to time rescind any such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain the agencies provided for in this Section 4.02. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

            The Company will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. In case the Company shall fail to maintain any such office or agency in the Borough of Manhattan, The City of New York or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal office of the Trustee.

            The Company hereby designates the office of the Company located at 335 Madison Avenue, New York, New York 10017 as the office or agency of the Company in the Borough of Manhattan, The City of New York where Registered Securities may be presented for payment, for registration of transfer and for exchange as in this Subordinated Debt Indenture provided and where notices and demands to or upon the Company in respect of the Securities or of this Subordinated Debt Indenture may be served. The Company also designates the office of the Company located at 260 Long Ridge Road, Stamford, Connecticut 06927 as the office or agency of the Company as the repository pursuant to
Section 2.06 for the master list of the names and addresses of the holders of Securities.

            Section 4.03. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a successor Trustee, so that there shall at all times be a Trustee with respect to all Securities issued hereunder.

            Section 4.04. Provision as to Paying Agent. (a) If the Company shall appoint a paying agent other than the Trustee with respect to the Securities of any Tranche, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this
Section 4.04,

            (1) that it will hold all sums held by it as such agent for the payment of the principal of, premium, if any, or interest, if any, on such Securities (whether such sums have been paid to it by the Company or by any other obligor on such Securities) in trust for the benefit of the holders of such Securities, or the Coupons appertaining thereto, if any;

            (2) that it will give the Trustee prompt notice of any failure by the Company (or by any other obligor on such Securities) to make any payment of the principal of, premium, if any, or interest, if any, on such Securities when the same shall be due and payable; and

            (3) that at any time during the continuance of any failure by the Company (or by any other obligor on such Securities) specified in the preceding paragraph (2), such paying agent will, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by it.

            (b) If the Company shall act as its own paying agent with respect to the Securities of any Tranche, it will, on or before each due date of the principal of, premium, if any, or interest, if any, on such Securities, set aside, segregate and hold in trust for the benefit of the holders of such Securities or the Coupons appertaining thereto, if any, a sum sufficient to pay such principal, premium, if any, or interest, if any, so becoming due and will promptly notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor on such Securities) to make any payment of the principal of, premium, if any, or interest, if any, on such Securities when the same shall become due and payable.

            (c) Anything in this Section 4.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Subordinated Debt Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it, or any paying agent hereunder, as required by this Section 4.04, such sums to be held by the Trustee upon the trusts herein contained.

            (d) Anything in this Section 4.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.04 is subject to Sections 12.03 and 12.04.

            (e) Whenever the Company shall have one or more paying agents with respect to the Securities of any Tranche, it will, prior to each due date of the principal of, premium, if any, or interest, if any, on the Securities of such Tranche, deposit with a designated paying agent a sum sufficient to pay the principal, premium, if any, and interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, if any, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

            Section 4.05. Statement as to Compliance. The Company will furnish to the Trustee on or before June 1 in each year (beginning with the first June 1 which is not less than 60 days following the first date of issuance of any Tranche of Securities under this Subordinated Debt Indenture) a brief certificate (which need not comply with Section 15.05) from the principal executive, financial or accounting officer of the Company stating that in the course of the performance by the signer of his duties as an officer of the Company he would normally have knowledge of any default or non-compliance by the Company in the performance of any covenants or conditions contained in this Indenture, stating whether or not he has knowledge of any such default or non-compliance and, if so, specifying each such default or non-compliance of which the signer has knowledge and the nature thereof.

                                  ARTICLE FIVE

                       SECURITYHOLDER LISTS AND REPORTS BY
                           THE COMPANY AND THE TRUSTEE

            Section 5.01. Securityholder Lists. If and so long as the Trustee shall not be the Security registrar for any Tranche of Registered Securities, the Company will furnish or cause to be furnished to the Trustee with respect to each Tranche of Registered Securities issued hereunder a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Registered Securities of such Tranche pursuant to Section 312 of the Trust Indenture Act of 1939 (a) semiannually not more than 15 days after each record date for the payment of interest in respect of the Registered Securities of such Tranche, as of such record date, and on dates to be determined pursuant to
Section 2.02 for each Tranche of non-interest bearing Registered Securities in each year and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, as of a date not more than 15 days prior to the time such information is furnished.

            Section 5.02. Reports by the Company. The Company covenants to file with the Trustee, within 15 days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports that the Company may be required to file with the Securities and Exchange Commission pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 or pursuant to Section 314 of the Trust Indenture Act of 1939.

            Section 5.03. Reports by the Trustee. Any Trustee's report required under Section 313(a) of the Trust Indenture Act of 1939 shall be transmitted on or before May 15 in each year beginning May 15, 2006, as provided in Section 313(c) of the Trust Indenture Act of 1939, so long as any Securities are Outstanding hereunder, and shall be dated as of a date convenient to the Trustee no more than 60 days prior thereto.

                                  ARTICLE SIX

                           REMEDIES OF THE TRUSTEE AND
                       SECURITYHOLDER ON EVENT OF DEFAULT

            Section 6.01. Events of Default. The term "Event of Default" whenever used herein with respect to Securities of any series means any one of the following events and such other events as may be established with respect to the Securities of such series as contemplated by Section 2.02, continued for the period of time, if any, and after the giving of notice, if any, designated in this Subordinated Debt Indenture or as may be established with respect to such Securities as contemplated by Section 2.02, as the case may be, unless it is either inapplicable or is specifically deleted or modified in the applicable resolution of the Board of Directors or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 2.02:

            (a) default in the payment of any installment of interest upon any Security of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

            (b) default in the payment of the principal of, or premium, if any, on any Security of such series as and when the same shall become due and payable whether at maturity, upon redemption, by declaration, repayment or otherwise; or

            (c) default in the making or satisfaction of any sinking fund payment or analogous obligation as and when the same shall become due and payable by the terms of the Securities of such series; or

            (d) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in respect of the Securities of such series contained in this Subordinated Debt Indenture (other than a covenant or agreement in respect of the Securities of such series a default in whose observance or performance is elsewhere in this Section 6.01 specifically dealt with) continued for a period of 60 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the holders of at least twenty-five percent in aggregate principal amount of the Securities of such series at the time Outstanding; or

            (e) an event of default with respect to any other series of Securities issued pursuant to this Subordinated Debt Indenture or as defined in any other indenture or instrument evidencing or under which the Company has at the date of this Subordinated Debt Indenture or shall hereafter have outstanding any indebtedness for borrowed money shall happen and be continuing and such other series of Securities or such indebtedness, as the case may be, shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, and such acceleration shall not be rescinded or annulled within ten days after written notice of such acceleration shall have been given to the Company by the Trustee or to the Company and the Trustee by the holders of at least twenty-five percent in aggregate principal amount of such Securities at the time Outstanding or within ten days after written notice of such acceleration shall have been given to the Company pursuant to the terms of such other indenture or instrument, as the case may be; provided, however, that if such event of default with respect to such other series of Securities or under such other indenture or instrument, as the case may be, shall be remedied or cured by the Company, or waived by the holders of such other series of Securities or of such other indebtedness, as the case may be, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Securityholders of such series; and provided, further, that, subject to the provisions of Sections 6.08 and 7.01, the Trustee shall not be charged with knowledge of any such event of default or any remedy, cure or waiver thereof or any such acceleration unless written notice thereof shall have been given to the Trustee by the Company, by a holder or an agent of a holder of any Securities of such other series or of any such other indebtedness, as the case may be, or by the Trustee then acting under this Subordinated Debt Indenture with respect to such other series of Securities or under any other indenture or instrument, as the case may be, under which such event of default shall have occurred, or by the holders of at least twenty-five percent in aggregate principal amount of the Securities of such series at the time Outstanding; or

            (f) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company under the Federal Bankruptcy Code or any other similar applicable Federal or State law, and such decree and order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of the Company or of all or substantially all of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or

            (g) the Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under the Federal Bankruptcy Code or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of it or of all or substantially all of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

            (h) any other Event or Default provided in the applicable resolution of the Board of Directors or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 2.02.

            If an Acceleration Default (as defined below) with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in each and every case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent in aggregate principal amount of the Securities of such series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Securityholders of such series), may declare the principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the certificates evidencing the Securities of such series) of all the Securities of such series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Subordinated Debt Indenture or in such Securities contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal amount (or, if such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the certificates evidencing the Securities of such series) of the Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all such Securities and the principal of, and premium, if any, on any and all such Securities which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal at the Overdue Rate applicable to such series, to the date of such payment or deposit) and all amounts payable to the Trustee pursuant to the provisions of Section 7.06, and any and all defaults under this Subordinated Debt Indenture with respect to such series of Securities, other than the nonpayment of principal of and accrued interest on such Securities which shall have become due solely by acceleration, shall have been remedied or cured or waived or provision shall have been made therefor to the satisfaction of the Trustee -- then and in every such case the holders of a majority in aggregate principal amount of the Securities of such series then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to such series and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon. "Acceleration Default" means an Event of Default as described in subsections (f) or (g) above or an Event of Default under subsection (d) above due to a breach of the Company's covenants and obligations under Article Eleven of this Subordinated Debt Indenture or, if there is no Senior Indebtedness outstanding at that time, any Event of Default.

            In case the Trustee shall have proceeded to enforce any right under this Subordinated Debt Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

            Section 6.02. Payment of Securities on Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any Security as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, (b) in case default shall be made in the payment of the principal of, or premium, if any, on any Security as and when the same shall become due and payable, whether at maturity of such Security or upon redemption or by declaration, repayment or otherwise or (c) in case of default in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due by the terms of the Securities of any series - then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holder of any such Security (or holders of any series of Securities in the case of clause (c) above) the whole amount that then shall have become due and payable on any such Security (or Securities of any such series in the case of clause (c) above) for principal, premium, if any, and interest, if any, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest, if any, at the Overdue Rate applicable to any such Security (or Securities of any such series in the case of clause (c) above); and, in addition thereto, such further amount as shall be sufficient to cover costs and expenses of collection, and any further amounts payable to the Trustee pursuant to the provisions of Section 7.06.

            In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or any other obligor on such Securities wherever situated the moneys adjudged or decreed to be payable.

            In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities of any series under the Federal Bankruptcy Code or any other similar applicable Federal or State law, or in case a receiver or trustee (or other similar official) shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor on any Securities, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal amount as may be due and payable with respect to such Securities pursuant to a declaration in accordance with Section 6.01), premium, if any, and interest, if any, owing and unpaid in respect of any Securities and, in the case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Securityholders allowed in such judicial proceedings relative to the Company or any other obligor on any Securities, its or their creditors, or its or their property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of costs and expenses of collection, and any further amounts payable to the Trustee pursuant to the provisions of Section 7.06 and incurred by it up to the date of such distribution; and any receiver, assignee or trustee (or other similar official) in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee costs and expenses of collection and any further amounts payable to the Trustee pursuant to the provisions of Section
7.06 and incurred by it up to the date of such distribution.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting any of the Securities or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

            All rights of action and of asserting claims under this Subordinated Debt Indenture, or under any Securities or Coupons appertaining to such Securities, may be enforced by the Trustee without the possession of such Securities or Coupons or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities or Coupons appertaining to such Securities in respect of which such action was taken. In any proceedings brought by the Trustee (and also any proceedings in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Subordinated Debt Indenture, to which the Trustee shall be a party), the Trustee shall be held to represent all the holders of the Securities or Coupons appertaining to such Securities to which such proceedings relate, and it shall not be necessary to make any holders of such Securities or Coupons appertaining to such Securities parties to any such proceedings.

            Section 6.03. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee pursuant to this Article Six shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities and Coupons appertaining to such Securities in respect of which moneys have been collected, and the notation thereon of the payment if only partially paid, and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee pursuant to the provisions of Section 7.06;

            SECOND: Subject to Article Fourteen, in case the principal of the Outstanding Securities in respect of which such moneys have been collected shall not have become due (at maturity, upon redemption, by declaration, repayment or otherwise) and be unpaid, to the payment of interest, if any, on such Securities, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by Trustee) upon the overdue installments of interest at the Overdue Rate applicable to such Securities, such payments to be made ratably to the Persons entitled thereto;

            THIRD: Subject to Article Fourteen, in case the principal of the Outstanding Securities in respect of which such moneys have been collected shall have become due (at maturity, upon redemption, by declaration, repayment or otherwise), to the payment of the whole amount then owing and unpaid upon such Securities for principal, premium, if any, and interest, if any, with interest on the overdue principal, premium, if any, and (to the extent that such interest has been collected by the Trustee) overdue installments of interest, if any, at the Overdue Rate applicable to such Securities; and in case such moneys shall be insufficient to pay in full the whole amounts so due and unpaid upon such Securities, then to the payment of such principal, premium, if any, and interest, if any, without preference or priority of principal and premium, if any, over interest, if any, or of interest, if any, over principal, and premium, if any, or of any installment of interest, if any, over any other installment of interest, if any, or of any such Security over any other such Security, ratably to the aggregate of such principal, premium, if any, and accrued and unpaid interest, if any; and

            FOURTH: To the payment of the remainder, if any, to the Company, its successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

            Section 6.04. Proceedings by Securityholders. No holder of any Security or of any Coupon appertaining thereto shall have any right by virtue of or by availing of any provision of this Subordinated Debt Indenture to institute any suit, action or proceeding to the extent lawful in equity or at law upon or under or with respect to this Subordinated Debt Indenture or for the appointment of a receiver or trustee (or other similar official), or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default with respect to such series of Securities and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than twenty-five percent in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security or Coupon with every other taker and holder and the Trustee, that no one or more holders of Securities of such series or Coupons appertaining to such Securities shall have any right in any manner whatever by virtue of or by availing of any provision of this Subordinated Debt Indenture to affect, disturb or prejudice the rights of any other holder of Securities of such series or Coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such holder or to enforce any right under this Subordinated Debt Indenture, except in the matter herein provided and for the equal, ratable and common benefit of all holders of Securities of such series and Coupons appertaining to such Securities.

            Notwithstanding any other provisions in this Subordinated Debt Indenture, however, the right of any holder of any Security or Coupon to receive payment of the principal of, premium, if any, and interest, if any, on such Security or Coupon, on or after the respective due dates expressed in such Security or Coupon, or upon redemption, by declaration, repayment or otherwise, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder, and no provision of the Securities of any series or Coupons appertaining to such Securities or of this Subordinated Debt Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, if any, on such Securities and Coupons at the respective places, at the respective times, at the respective rates and in the coin or currency, therein and herein prescribed.

            Section 6.05. Proceedings by Trustee. In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it and the Securityholders by this Subordinated Debt Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Subordinated Debt Indenture or in aid of the exercise of any power granted in this Subordinated Debt Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Subordinated Debt Indenture or by law.

            Section 6.06. Remedies Cumulative and Continuing. All powers and remedies given by this Article Six to the Trustee or to the holders of the Securities of any series or Coupons appertaining to such Securities shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of such Securities or Coupons, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Subordinated Debt Indenture, and no delay or omission of the Trustee or of any holder of any such Securities or Coupons to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article Six or by law to the Trustee or to the holders of the Securities of any series or Coupons appertaining to such Securities may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the holders of such Securities or Coupons.

            Section 6.07. Direction of Proceedings and Waiver of Defaults by Securityholders. The holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that (subject to the provisions of Section 7.01) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceeding so directed would involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of the Securities of any series, the holders of a majority in aggregate principal amount of such Securities at the time Outstanding may on behalf of the holders of all such Securities and all Coupons appertaining thereto waive any past default or Event of Default with respect to such Securities and all Coupons appertaining thereto and its consequences except a default in the payment of interest, if any, on, or the principal of or premium, if any, on any Security of such series or any Coupon appertaining thereto, or in the payment of any sinking fund installment or analogous obligation with respect to such Securities or Coupons, or in respect of a covenant or provision hereof which under Section
10.02 cannot be modified or amended without the consent of the holder of each Security or Coupon affected. Upon any such waiver the Company, the Trustee and the holders of such Securities and Coupons shall be restored to their former position and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 6.07, said default or Event of Default shall for all purposes of the Securities of such series and all Coupons appertaining thereto and this Subordinated Debt Indenture be deemed to have been cured and to be not continuing.

            Section 6.08. Notice of Defaults. The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series known to a Responsible Officer of the Trustee (i) if any Unregistered Securities of that series are then Outstanding, to the holders thereof and of all Coupons appertaining thereto, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York at least once in an Authorized Newspaper in London and, if any such Unregistered Securities are listed on the Luxembourg Stock Exchange, at least once in an Authorized Newspaper in Luxembourg and (ii) to all holders of Securities of such series and of all Coupons appertaining thereto in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act of 1939, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section 6.08 being hereby defined to be the events specified in Section 6.01 or established with respect to such Securities as contemplated by Section 2.02, not including the periods of grace, if any, provided for therein or established with respect to such Securities as contemplated by Section 2.02 and irrespective of the giving of the notices specified in clauses (d) and (e) of Section 6.01 or established with respect to such Securities as contemplated by Section 2.02); provided, however, that except in the case of default in the payment of the principal of, premium, if any, or interest, if any, on any of the Securities of such series or in the making of any sinking fund installment or analogous obligation with respect to such Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the holders of such Securities and the Coupons appertaining thereto.

            Section 6.09. Undertaking to Pay Costs. All parties to this Subordinated Debt Indenture agree, and each holder of any Security or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Subordinated Debt Indenture, or in any suit against the Trustee for any action taken, omitted or suffered by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any holder of Securities or group of such holders, holding in the aggregate more than twenty-five percent in principal amount of the Outstanding Securities of such series or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of, premium, if any, or interest, if any, on any Security on or after the due date expressed in such Security, on or after the date fixed for redemption or repayment or after such Security shall have become due by declaration.

                                 ARTICLE SEVEN

                             CONCERNING THE TRUSTEE

            Section 7.01. Duties and Responsibilities of Trustee. With respect to the holders of any series of Securities issues hereunder, the Trustee, prior to the occurrence of any Event of Default with respect to the Securities of such series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Subordinated Debt Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Subordinated Debt Indenture with respect to such series, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            No provision of this Subordinated Debt Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

            (a) prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing or waiving of all Events of Default with respect to such series which may have occurred:

                  (1) the duties and obligations of the Trustee with respect to the Securities shall be determined solely by the express provisions of this Subordinated Debt Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Subordinated Debt Indenture, and no implied covenants or obligations shall be read into this Subordinated Debt Indenture against the Trustee; and

                  (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Subordinated Debt Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Subordinated Debt Indenture;

            (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (c) the Trustee shall not be liable with respect to any action taken, omitted or suffered to be taken by it in good faith in accordance with the direction of the holders of Securities of any series pursuant to
      Section 6.07 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Subordinated Debt Indenture with respect to such Securities.

            None of the provisions of this Subordinated Debt Indenture shall be construed as requiring the Trustee to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            The provisions of this Section 7.01 are in furtherance of and subject to Section 315 of the Trust Indenture Act of 1939.

            Section 7.02. Reliance on Documents, Opinions, etc. In furtherance of and subject to the Trust Indenture Act of 1939, and subject to the provisions of Section 7.01:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Company by any of its Presidents, its Chairman or any Vice Chairman of the Board or any Vice President (including any Executive or Senior Vice President) and its Senior Vice President-Corporate Treasury and Global Funding Operation or its Controller (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors of the Company may be evidenced to the Trustee by a copy thereof certified by the Secretary, an Assistant Secretary or an Attesting Secretary of the Company;

            (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Subordinated Debt Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Subordinated Debt Indenture, unless such Securityholder shall have offered reasonable security and indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein or thereby;

            (e) the Trustee shall not be liable for any action taken, omitted or suffered by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Subordinated Debt Indenture;

            (f) the Trustee shall not be bound to make any inquiry or investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document unless requested in writing so to do by the holders of a majority in aggregate principal amount of the Securities of any series affected then Outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs and expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security conferred upon it by the terms of this Subordinated Debt Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding; and the reasonable expenses of such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand; and

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

            Section 7.03. No Responsibility for Recitals, etc. The recitals contained herein and in the Securities shall be taken as the statements of the Company (except in the Trustee's certificates of authentication), and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Subordinated Debt Indenture or of the Securities or Coupons; provided that the Trustee shall not be relieved of its duty to authenticate Securities only as authorized by this Subordinated Debt Indenture. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof.

            Section 7.04. Ownership of Securities. The Trustee and any agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the same rights it would have if it were not Trustee or such agent.

            Section 7.05. Moneys to be Held in Trust. Subject to the provisions of Sections 4.04, 12.03 and 12.04, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received by it hereunder except such as it may agree in writing with the Company to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by any of its Presidents, its Chairman or any Vice Chairman of the Board, or any Vice President (including any Executive or Senior Vice President), the Senior Vice President-Corporate Treasury and Global Funding Operation or Controller.

            Section 7.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and, except as otherwise expressly provided, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Subordinated Debt Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust and its duties hereunder, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 7.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Subordinated Debt Indenture.

            Section 7.07. Officers' Certificate as Evidence. Subject to the provisions of Sections 7.01 and 7.02, whenever in the administration of the provisions of this Subordinated Debt Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, omitting or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, omitted or suffered by it under the provisions of this Subordinated Debt Indenture upon the faith thereof.

            Section 7.08. Indentures Not Creating Potential Conflicting Interests for the Trustee. The following indentures are hereby specifically described for the purposes of Section 310(b)(1) of the Trust Indenture Act of 1939: (a) this Subordinated Debt Indenture with respect to the Securities of any other series; and (b) the indenture dated as of April 1, 1991, among the Company, as issuer, General Electric Company, as guarantor, and Chemical Bank (now called JPMorgan Chase Bank, N.A.), as Trustee.

            Section 7.09. Eligibility of Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any State, which (a) is authorized under such laws to exercise corporate trust powers and (b) is subject to supervision or examination by Federal or State authority and (c) shall have at all times a combined capital and surplus of not less than $10,000,000. If such corporation publishes reports of condition at least annually, pursuant to law, or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 7.09, the combined capital and surplus of such corporation at any time shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.09, the Trustee shall resign immediately in the manner and with the effect specified in
Section 7.10.

            The provisions of this Section 7.09 are in furtherance of and subject to Section 310(a) of the Trust Indenture Act of 1939.

            Section 7.10. Resignation or Removal of Trustee. The Trustee, or any Trustee or Trustees hereafter appointed, may at any time resign with respect to any one or more or all series of Securities by giving written notice of resignation to the Company and (i) if any Unregistered Securities of a series affected are then Outstanding, by giving notice of such resignation to the holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, at least once in an Authorized Newspaper in London and, if any such Unregistered Securities are listed on the Luxembourg Stock Exchange, at least once in an Authorized Newspaper in Luxembourg, (ii) if any Unregistered Securities of a series affected are then Outstanding, by mailing notice of such resignation to the holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act of 1939, at such addresses as were so furnished to the Trustee and (iii) by mailing notice of such resignation to the holders of then Outstanding Registered Securities of each series affected at their addresses as they shall appear on the registry books of the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee or Trustees with respect to the applicable series by written instrument, in duplicate, executed in the name of and on behalf of the Company by a duly authorized officer, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed with respect to any series and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 6.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

            (a) In case at any time any of the following shall occur --

            (1) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act of 1939 with respect to any series of Securities after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities of such series for at least six months, or

            (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and Section 310(a) of the Trust Indenture Act of 1939 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

            (3) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation --

then, in any such case, the Company may remove the Trustee with respect to such series and appoint a successor Trustee with respect to such series by written instrument, in duplicate, executed in the name of and on behalf of the Company by a duly authorized officer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide holder of a Security or Securities of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee with respect to such series.

            (b) The holders of a majority in aggregate principal amount of the Securities of one or more series (each series voting as a class) or all series at the time Outstanding may remove the Trustee with respect to the applicable series or all series, as the case may be, and appoint with respect to the applicable series or all series, as the case may be, a successor Trustee by written notice of such action to the Company, the Trustee and the successor Trustee.

            (c) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor Trustee with respect to such series pursuant to any of the provisions of this Section 7.10 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 7.11.

            (d) No predecessor Trustee shall be liable for the acts or omissions of any successor Trustee.

            Section 7.11. Acceptance by Successor Trustee. Any successor Trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to any or all applicable series shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act shall, upon payment (or due provision therefor) of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor Trustee all the rights and powers with respect to such series of the Trustee so ceasing to act. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor Trustee all such rights and powers.

            In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Subordinated Debt Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

            No successor Trustee with respect to a series of Securities shall accept appointment as provided in this Section 7.11 unless at the time of such acceptance such successor Trustee shall, with respect to such series, be qualified under
Section 310(b) of the Trust Indenture Act of 1939 and eligible under the provisions of Section 7.09.

            Upon acceptance of appointment by a successor Trustee with respect to any series as provided in this Section 7.11, the Company shall give notice thereof (a) if any Unregistered Securities of a series affected are then Outstanding, to the holders thereof, by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, at least once in an Authorized Newspaper in London and, if any such Unregistered Securities are listed on the Luxembourg Stock Exchange, at least once in an Authorized Newspaper in Luxembourg, (b) if any Unregistered Securities of a series affected are then Outstanding, to the holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act of 1939, by mailing such notice to such holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Company for such purpose) and (c) to the holders of Registered Securities of each series affected, by mailing such notice to such holders at their addresses as they shall appear on the registry books of the Company. If the Company fails to mail such notice within ten days after the acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.

            Section 7.12. Succession by Merger, etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor to the Trustee hereunder, provided such corporation shall be qualified under Section 310(b) of the Trust Indenture Act of 1939, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            In case at the time such successor to the Trustee shall succeed to the trust created by this Subordinated Debt Indenture with respect to one or more series of Securities, any of such securities shall have been authenticated but not delivered, any such successor to the Trustee by merger, conversion or consolidation may adopt the certificate of authentication of any predecessor Trustee, and deliver such Security so authenticated; and in case at that time any of such Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of such successor to the Trustee or, if such successor to the Trustee is a successor by merger, conversion or consolidation, the name of any predecessor hereunder; and in all such cases such certificate shall have the full force which it is anywhere in such Securities or in this Subordinated Debt Indenture provided that the certificate of the Trustee shall have.

            Section 7.13. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 2.07 and Securities so authenticated shall be entitled to the benefits of this Subordinated Debt Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Subordinated Debt Indenture to the authentication and delivery of

Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $10,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 7.13, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 7.13, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 7.13.

            Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 7.13, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 7.13, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and (i) if any Unregistered Securities are then Outstanding, shall publish notice of such appointment at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, at least once in an Authorized Newspaper in London, and, if any Unregistered Securities are listed on the Luxembourg Stock Exchange, at least one in an Authorized Newspaper in Luxembourg and (ii) shall mail written notice of such appointment by first-class mail, postage prepaid, to all holders of Securities as their names and addresses appear in the Security register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 7.13.

            The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 7.13.

            If an appointment is made pursuant to this Section 7.13, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

Dated:

            This is one of the Notes referred to in the within-mentioned Subordinated Debt Indenture.

                                            JPMORGAN CHASE BANK, N.A.,
                                                 As Trustee

                                            [AUTHENTICATING AGENT],
                                                 As Authenticating Agent

                                            By:________________________,
                                                 Authorized Signatory

                                 ARTICLE EIGHT

                         CONCERNING THE SECURITYHOLDERS

            Section 8.01. Action by Securityholders. Whenever in this Subordinated Debt Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

            Section 8.02. Proof of Execution by Securityholders. Subject to the provisions of Sections 7.01, 7.02 and 9.05, the execution of any instrument by a Securityholder or his agent or proxy may be proved in the following manner: The fact and date of the execution by any holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgements of deeds or administer oaths that the Person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the Person executing the same. The fact of the holding by any holder of an Unregistered Security, and the identifying number of such Security and the date of his holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee if such certificate shall be deemed by the

Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the Person named in such certificate. Any such certificate may be issued in respect of one or more Unregistered Securities of one or more series specified therein. The holding by the Person named in any such certificate of any Unregistered Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (1) another certificate bearing a later date issued in respect of the same Securities shall be produced, or (2) the Security specified in such certificate shall be produced by some other Person, or (3) the Security specified in such certificate shall have ceased to be Outstanding. Subject to Sections 7.01 and 7.02, the fact and date of the execution of any such instrument and the amount and numbers of Securities held by the Person so executing such instrument and the amount and numbers of any Security or Securities may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for the relevant series or in any other manner which the Trustee for such series may deem sufficient.

            The ownership of Registered Securities shall be proved by the registry books of the Company or by a certificate of the Person designated by the Company to act as repository in accordance with the provisions of Section 2.06.

            The record of any Securityholders' meeting shall be proved in the manner provided in Section 9.07.

            The Company may set a record date for purposes of determining the identity of holders of Registered Securities of any series entitled to vote or consent to any action referred to in Section 8.01, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or reconsideration) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, with respect to Registered Securities of any series, only holders of Registered Securities of such series of record on such record date shall be entitled to so vote or give such consent or revoke such vote or consent.

            Section 8.03. Who are Deemed Absolute Owners. The Company, the Trustee and any agent of the Company or of the Trustee may deem the Person in whose name any Registered Security shall be registered upon the books of the Company to be, and may treat such Person as, the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest, if any, on such Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or of the Trustee shall be affected by any notice to the contrary. The Company, the Trustee and any agent of the Company or the Trustee may treat the holder of the Unregistered Security and the holder of any Coupon as the absolute owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security or Coupon.

            Section 8.04. Company-Owned Securities Disregarded. In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any demand, request, notice, direction, consent or waiver under this Subordinated Debt Indenture, Securities which are owned by the Company or any other obligor on the Securities with respect to which such determination is being made or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination; provided, that for the purposes of determining whether the Trustee shall be protected in relying on any such demand, request, notice, direction consent or waiver, only Securities which a Responsible Officer of the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company of any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

            Section 8.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in
Section 8.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Subordinated Debt Indenture in connection with such action, any holder of a Security which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders of such Security, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.

                                  ARTICLE NINE

                            SECURITYHOLDERS' MEETINGS

            Section 9.01. Purposes of Meetings. A meeting of holders of Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Nine for any of the following purposes:

            (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Six;

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

            (2) to remove the Trustee and nominate a successor Trustee pursuant to the provisions of Article Seven;

            (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

            (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Securities of any or all series, as the case may be, under any other provision of this Subordinated Debt Indenture or under applicable law.

            Section 9.02. Call of Meeting by Trustee. The Trustee may at any time call a meeting of holders of Securities of any or all series to take any action specified in Section 9.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the holders of Securities of any or all series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given (i) if any Unregistered Securities of a series affected are then Outstanding, by giving notice of such meeting to the holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, at least once in an Authorized Newspaper in London, and, if any such Unregistered Securities are listed on the Luxembourg Stock Exchange, at least one in an Authorized Newspaper in Luxembourg, (ii) if any Unregistered Securities of a series affected are then Outstanding, by mailing notice of such a meeting to the holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act of 1939 at such addresses as were so furnished to the Trustee and
(iii) by mailing notice of such meeting to the holders of then Outstanding Registered Securities of each series affected at their addresses as they shall appear on the registry books of the Company. Such notice shall be given not less than 10 nor more than 90 days prior to the date fixed for the meeting.

            Section 9.03. Call of Meeting by Company or Securityholders. In case at any time a duly authorized officer of the Company in the name of and on behalf of the Company or the holders of at least ten percent in aggregate principal amount of the Securities then Outstanding of any series that may be affected by the action proposed to be taken at the meeting, shall have requested the Trustee to call a meeting of the holders of Securities of all series that may be so affected, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders, in the amount specified above, may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 9.01, by giving notice thereof as provided in Section 9.02.

            Section 9.04. Qualifications for Voting. To be entitled to vote at any meeting of Securityholders, a Person shall (a) be a holder of one or more Securities with respect to which such meeting is being held or (b) be a Person appointed by an instrument in writing as proxy by a holder of one or more such Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and

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

their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

            Section 9.05. Quorum; Adjourned Meetings. The Persons entitled to vote a majority in aggregate principal amount of the Securities of the relevant series at the time Outstanding shall constitute a quorum for the transaction of all business specified in Section 9.01. No business shall be transacted in the absence of a quorum (determined as provided in this Section 9.05). In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of the holders of Securities (as provided in Section 9.03), be dissolved. In any other case the meeting shall be adjourned for a period of not less than ten days as determined by the chairman of the meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting shall be further adjourned for a period of not less than ten days as determined by the chairman of the meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 9.02, except that such notice need be published only once and must be mailed or published not less than five days prior to the date on which the meeting is schedule to be reconvened.

            Subject to the foregoing, at the second reconvening of any meeting adjourned for lack of a quorum, the Persons entitled to vote 25% in aggregate principal amount of the Securities of the relevant series then Outstanding shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the aggregate principal amount of the Securities of the relevant series then Outstanding which shall constitute a quorum.

            At a meeting or any adjourned meeting duly convened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso in Section 10.02) shall be effectively passed and decided if passed or decided by the Persons entitled to vote the lesser of (a) a majority in aggregate principal amount of the Securities of the relevant series then Outstanding and (b) 75% in aggregate principal amount of the Securities represented and voting at the meeting.

            Any holder of a Security who has executed in person or by proxy and delivered to the Trustee an instrument in writing complying with the provisions of Article Eight shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided that such holder of a Security shall be considered as present or voting only with respect to the matters covered by such instrument in writing.

            Section 9.06. Regulations. Notwithstanding any other provisions of this Subordinated Debt Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 8.02 and the appointment of any proxy shall be proved in the manner specified in Section 8.02.

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

            The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 9.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

            Subject to the provisions of Section 8.04, at any meeting each holder of Securities with respect to which such meeting is being held or proxy for such holder shall be entitled to one vote for each $1,000 (or the equivalent thereof in any foreign or composite currency) of principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Security or Securities; Outstanding" in Section 1.01) of such Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of such Securities held by him or instruments in writing as aforesaid duly designating him as the Person to vote on behalf of other such Securityholders. Any meeting of holders of Securities with respect to which a meeting was duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

            Section 9.07. Voting. The vote upon any resolution submitted to any meeting of holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such holder of Securities or of their representatives by proxy and the principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Security or Securities; Outstanding" in Section 1.01) held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts and setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 9.02. The record will show the principal amount of the Securities (in the case of Original Discount Securities, such principal amount to be determined as provided in the definition of "Security or Securities; Outstanding" in Section 1.01) voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

            Any record so signed and verified shall be conclusive evidence of the matters therein stated.

            Section 9.08. No Delay of Rights by Meeting. Nothing in this Article Nine shall be deemed or construed to authorize or permit, by reason of any call of a meeting of

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

Securityholders of any or all series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders of any or all such series under any of the provisions of this Subordinated Debt Indenture or of the Securities.

                                  ARTICLE TEN

                             SUPPLEMENTAL INDENTURES

            Section 10.01. Supplemental Indentures without Consent of Securityholders. The Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

            (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Eleven;

            (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the holders of all or any series of Securities or Coupons appertaining to Unregistered Securities (and if such covenants are to be for the benefit of less than all Securities, stating that such covenants are expressly being included for the benefit of such series) as a duly authorized officer of the Company, on behalf of the Company, and the Trustee shall consider to be for the protection of the holders of such Securities or Coupons, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Subordinated Debt Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

            (c) to provide for the issuance under this Subordinated Debt Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities of the same series issued hereunder in fully registered form and to make all appropriate changes for such purpose;

            (d) to establish the forms or terms of Securities of any series or of the Coupons appertaining to such Securities as permitted by Sections
      2.01 and 2.02;

            (e) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Subordinated Debt

      Indenture which shall not adversely affect the interests of the holders of any Outstanding Securities or Coupons; and

            (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series or to add to or change any of the provisions of this Subordinated Debt Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.11.

            The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Subordinated Debt Indenture or otherwise.

            Any supplemental indenture authorized by the provisions of this
Section 10.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 10.02.

            Section 10.02. Supplemental Indentures with Consent of Securityholders. With the consent (evidenced as provided in Sections 8.01 and 8.02) of the holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Securities of each series (each series voting as a class) (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Security or Securities; Outstanding" in Section 1.01) affected by such supplemental indenture at the time Outstanding, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Subordinated Debt Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Outstanding Securities of each such series or the Coupons appertaining to such Securities; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Outstanding Security, or reduce the rate or extend the time of payment of interest, if any, thereon, or reduce the principal amount or premium, if any, thereof, or make the principal thereof or premium, if any, or interest, if any, thereon payable in any coin or currency other than that provided in any Outstanding Security or Coupon, or impair the right of any holder of a Security to institute suit for any such payment, or reduce the amount of the principal of an Outstanding Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 6.01 or adversely affect the right of repayment, if any, at the option of the holder, or extend the time, or reduce the amount of any payment to any sinking fund or analogous obligation relating to any Security, (ii) reduce the percentage in principal amount of Outstanding Securities of any series, the holders of which are required to consent to any such supplemental indenture or any waiver of any past default or Event of Default pursuant to Section 6.07 or
(iii) modify any provision of Section 6.07 or 10.02 (except to increase any such percentage or to provide that certain other provisions of this Subordinated Debt Indenture cannot be modified or waived without the consent of the holder of each Security so affected) without, in the case of each of the foregoing clauses (i),
(ii) and (iii), the consent of the holder of each Security so affected. A supplemental indenture which changes or eliminates any covenant or other provision of this Subordinated Debt Indenture which has expressly been included solely for the benefit of one or more particular series of Outstanding Securities, or which modifies the rights of the holders of Outstanding Securities of such series or of Coupons appertaining to such Securities with respect to such covenant or other provision, shall be deemed not to affect the rights under this Subordinated Debt Indenture of the holders of Securities of any other series or of Coupons appertaining to such Securities.

            Upon the request of the Company and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Subordinated Debt Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

            It shall not be necessary for the consent of the Securityholders under this Section 10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

            Section 10.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures. Any supplemental indenture executed pursuant to the provisions of this Article Ten shall comply with the Trust Indenture Act of 1939 as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Ten, this Subordinated Debt Indenture shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Subordinated Debt Indenture of the Trustee, the Company and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Subordinated Debt Indenture for any and all purposes.

            Section 10.04. Notation on Securities. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Ten may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and a duly authorized officer of the Company, to any modification of this Subordinated Debt Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

            Section 10.05. Evidence of Compliance of Supplemental Indenture to be Furnished Trustee. The Trustee, subject to the provisions of Sections 7.01 and 7.02, shall be entitled to receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Ten.

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

                                 ARTICLE ELEVEN

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

            Section 11.01. Company May Not Consolidate, etc., Except Under Certain Conditions. The Company covenants that it will not merge or consolidate with any other Person or sell, convey, transfer or otherwise dispose of all or substantially all of its assets to any other Person, unless (i) either the Company shall be the continuing corporation, or the successor Person (if other than the Company) shall be a corporation organized and existing under the laws of the United States of America or a State thereof and such corporation shall expressly assume the due and punctual payment of the principal of, and premium, if any, and interest, if any, on all the Outstanding Securities and Coupons, if any, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Subordinated Debt Indenture to be performed by the Company by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation and
(ii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, conveyance, transfer or other disposition, be in default in the performance of any such covenant or condition. In the event of any such sale, conveyance (other than by way of lease), transfer or other disposition, the predecessor company may be dissolved, wound up and liquidated at any time thereafter.

            Section 11.02. Successor Corporation to be Substituted. In case of any such consolidation, merger, sale, conveyance (other than by way of lease), transfer or other disposition, and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the Company, and the Company shall be relieved of any further obligation under this Subordinated Debt Indenture and under the Outstanding Securities and Coupons, if any. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of General Electric Capital Corporation, any or all of the Securities issuable hereunder together with any Coupons appertaining thereto which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Subordinated Debt Indenture prescribed, the Trustee shall authenticate and deliver any Securities together with any Coupons appertaining thereto which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued together with any Coupons appertaining thereto shall in all respects have the same legal rank and benefit under this Subordinated Debt Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Subordinated Debt Indenture as though all of such Securities and Coupons appertaining thereto had been issued at the date of the execution hereof.

            In case of any such consolidation, merger, sale, conveyance, transfer or other disposition, such changes in phraseology and form (but not in substance) may be made in the Securities and Coupons thereafter to be issued as may be appropriate.

            Section 11.03. Documents to be Given Trustee. The Trustee, subject to the provisions of Sections 7.01 and 7.02, shall be entitled to receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or other disposition, and any such assumption, comply with the provisions of this Article Eleven.

                                 ARTICLE TWELVE

                     SATISFACTION AND DISCHARGE OF INDENTURE

            Section 12.01. Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancellation all Securities theretofore authenticated and all unmatured Coupons appertaining thereto (other than any Securities or Coupons which shall have been destroyed, lost or stolen or in lieu of or in substitution for which other Securities or Coupons shall have been authenticated and delivered, or which shall have been paid, pursuant to the provisions of
Section 2.07) and not theretofore canceled or (b) all the Securities and all unmatured Coupons appertaining thereto not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption all of the Securities and Coupons appertaining thereto (other than any (i) Securities or Coupons which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Securities or Coupons shall have been authenticated and delivered, or which shall have been paid pursuant to the provisions of Section 2.07 or (ii) Securities or Coupons for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company as provided in Section 12.04) not theretofore canceled or delivered to the Trustee for cancellation, including principal, premium, if any, and interest, if any, due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Subordinated Debt Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Securities, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of holders to receive payments of principal thereof and interest thereon, and remaining rights of the holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations and immunities of the Trustee hereunder and
(v) the rights of the Securityholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Subordinated Debt Indenture, the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Subordinated Debt Indenture or the Securities or Coupons appertaining thereto.

            Section 12.02. Deposited Moneys to be Held in Trust by Trustee. All moneys deposited with the Trustee pursuant to the provisions of Section 12.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Securities or Coupons for payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest, if any.

            Section 12.03. Paying Agent to Repay Moneys Held. Upon the satisfaction and discharge of this Subordinated Debt Indenture, all moneys then held by any paying agent of the Securities (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

            Section 12.04. Return of Unclaimed Moneys. Any moneys, deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest, if any, on any Securities or Coupons appertaining thereto and not applied but remaining unclaimed by the holders of such Securities or Coupons for two years after the date upon which the principal of, premium, if any, or interest, if any, on such Securities or Coupons, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee upon direction of the Company; and the holder of any such Securities or Coupons shall thereafter look only to the Company for any payment which such holder may be entitled to collect.

                                ARTICLE THIRTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

            Section 13.01. Indenture and Securities Solely Corporate Obligations. No recourse for the payment of the principal of, premium, if any, or interest, if any, on any Security or any Coupon appertaining thereto, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Subordinated Debt Indenture or in any supplemental indenture, or in any Security or Coupon, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Subordinated Debt Indenture and the issue of the Securities and Coupons appertaining thereto.

                                ARTICLE FOURTEEN

                                  SUBORDINATION

            Section 14.01. Agreement To Subordinate. The Company agrees, and each Securityholder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article Fourteen, to the prior payment of all Senior Indebtedness, and that such subordination is for the benefit of and enforceable by the holders of Senior Indebtedness. Only obligations of the Company which are Senior Indebtedness shall rank senior to the Securities in accordance with the provisions set forth herein. All provisions of this Article Fourteen shall be subject to Section 14.11.

            Section 14.02. Liquidation, Dissolution, Bankruptcy. Upon any payment or distribution of the assets of the Company to creditors upon a total or partial liquidation or a total or partial dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its respective properties:

            (1) holders of Senior Indebtedness shall be entitled to receive payment in full of the Senior Indebtedness before the holders of Securities shall be entitled to receive any payment of principal of or interest on or other amounts with respect to the Securities; and

            (2) until the Senior Indebtedness is paid in full, any distribution to which the holders of Securities would be entitled but for this Article Fourteen shall be made to holders of Senior Indebtedness as their interests may appear, except that holders of Securities may receive shares of stock and any debt securities that are subordinated to Senior Indebtedness to at least the same extent as the Securities and do not provide for the payment of principal prior to the Stated Maturity of all Senior Indebtedness.

            Section 14.03. Default on Senior Indebtedness. The Company may not pay the principal of or interest on or other amounts with respect to the Securities, make any deposit pursuant to Section 4.04 or repurchase, redeem or otherwise retire any Securities (collectively, "pay the Securities") if (i) any Senior Indebtedness is not paid when due and payable or (ii) any other default on Senior Indebtedness occurs and the maturity of such Senior Indebtedness is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded or (y) such Senior Indebtedness has been paid in full.

            Section 14.04. When Distributions Must Be Paid Over. If a distribution is made to the holders of Securities that because of this Article Fourteen should not have been made to them, the holders of Securities who receive the distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear.

            Section 14.05. Subrogation. After all Senior Indebtedness is paid in full and until the Securities are paid in full, holders of Securities shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness. A distribution made under this Article Fourteen to holders of Senior Indebtedness which otherwise would have been made to holders of Securities is not, as between the Company and holders of Securities, a payment by the Company on Senior Indebtedness.

            Section 14.06. Relative Rights. This Article Fourteen defines the relative rights of holders of Securities and holders of Senior Indebtedness. Nothing in this Subordinated Debt Indenture shall:

            (1) impair, as between the Company and holders of Securities, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on or other amounts with respect to the Securities in accordance with their terms; or

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            (2) prevent the Trustee or any holder of Securities from exercising its available remedies upon an Event of Default, subject to the rights of holders of Senior Indebtedness to receive distributions otherwise payable to holders of Securities.

            Section 14.07. Subordination May Not Be Impaired by Company. No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by the failure of the Company to comply with this Subordinated Debt Indenture.

            Section 14.08. Rights of Trustee and Paying Agent. Notwithstanding
Section 14.03, the Trustee or paying agent may continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, an officer of the Trustee responsible for the administration of this Subordinated Debt Indenture receives notice satisfactory to it in accordance with Section 15.03 that payments may not be made under this Article Fourteen. The Company, the Security registrar or co-registrar, the paying agent, a Representative or a holder of Senior Indebtedness may give the notice; provided, however, that, if an issue of Senior Indebtedness has a Representative, only the Representative, rather than a holder of Senior Indebtedness, may give the notice. The Trustee shall be entitled to assume that any prohibition on the right of the Company to pay the Securities provided for in this Article Fourteen has not terminated unless an officer of the Trustee responsible for the administration of this Subordinated Debt Indenture receives written notice of such termination in accordance with Section
15.03 from any of the Persons specified in the foregoing sentence.

            The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. The Security registrar and co-registrar and the paying agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article Fourteen with respect to any Senior Indebtedness, which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness; and nothing in Article Seven shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Fourteen shall apply to claims of, or payments to, the Trustee under or pursuant to Article Seven.

            Section 14.09. Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representatives (if any).

            Section 14.10. Article Fourteen Not To Prevent Events of Default or Limit Right To Accelerate. The failure to make a payment pursuant to the Securities by reason of any provision in this Article Fourteen shall not be construed as preventing the occurrence of an Event of Default. Nothing in this Article Fourteen shall have any effect on the right of the holders of Securities or the Trustee to accelerate the maturity of the Securities.

            Section 14.11. Trust Moneys Not Subordinated. Notwithstanding anything contained herein to the contrary, payments from money held in trust under Section 7.05 or 12.02 by the Trustee or any paying agent for the payment of principal of and interest or other amounts on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness, or

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

subject to the restrictions set forth in this Article Fourteen, and none of the Trustee, any paying agent or the holders of Securities shall be obligated to pay over any such amount to the Company, any holder of Senior Indebtedness, any Representative or any other creditor of the Company.

            Section 14.12. Trustee Entitled to Rely. Upon any payment or distribution pursuant to this Article Fourteen, the Trustee and the holders of Securities shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in
Section 14.02 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the holders of Securities or (iii) upon the Representatives for the holders of Senior Indebtedness or upon the holders of Senior Indebtedness for which there are no Representatives for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness, and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fourteen. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Fourteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article Fourteen and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

            Section 14.13. Trustee To Effectuate Subordination. Each holder of Securities by accepting a Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the holders of Securities and the holders of Senior Indebtedness as provided in this Article Fourteen and appoints the Trustee as attorney-in-fact for any and all such purposes.

            Section 14.14. Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee, in its capacity as Trustee or paying agent hereunder, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable in either capacity to any such holders if it shall mistakenly pay over or distribute to holders of Securities, the Company, or any other Person, money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Fourteen or otherwise.

            Section 14.15. Reliance by Holders of Senior Indebtedness on Subordination Provisions. Each holder of Securities by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

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                                ARTICLE FIFTEEN

                            MISCELLANEOUS PROVISIONS

            Section 15.01. Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements in this Subordinated Debt Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

            Section 15.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Subordinated Debt Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

            Section 15.03. Addresses for Notices, etc. Any notice or demand which by any provision of this Subordinated Debt Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities or Coupons on the Company may be given or served by being deposited postage prepaid by first class mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to General Electric Capital Corporation, 260 Long Ridge Road, Stamford, Connecticut 06927, Attention Senior Vice President-Corporate Treasury and Global Funding Operation. Any notice, direction, request or demand by any holder of Securities or Coupons or the Company to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing and (i) deposited (first class postage prepaid) in a post office letter box, (ii) transmitted by facsimile transmission or (iii) delivered by courier, in any event addressed and delivered to the principal corporate trust office of the Trustee and to the attention of its corporate trust office, which address at the date of execution of this Subordinated Debt Indenture is 4 New York Plaza, 15th Floor, New York, New York 10004, Attention: Institutional Trust Services.

            Section 15.04. New York Contract. This Subordinated Debt Indenture and each Security, including any Coupons appertaining thereto, shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

            Section 15.05. Evidence of Compliance with Conditions Precedent. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Subordinated Debt Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Subordinated Debt Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

            Each certificate or opinion provided for in this Subordinated Debt Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Subordinated Debt Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinion contained in

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

such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

            Section 15.06. Legal Holidays. Except as may be otherwise provided with respect to any Tranche or series of Securities, in any case where the date of payment of interest, if any, on or principal of, or premium, if any, on the Securities or the date fixed for redemption or repayment of any Security or Coupon will not be a Business Day, then payment of such interest, if any, on or principal of or premium, if any, on the Securities need not be made on such date but may be made on the next succeeding Business Day, with the same force and effect as if made on the date of maturity or date fixed for redemption or repayment, and no interest shall accrue for the period from and after such date.

            Section 15.07. Securities in a Specified Currency Other Than Dollars. Unless otherwise specified as contemplated by Section 2.02 with respect to a particular series of Securities, whenever for purposes of this Subordinated Debt Indenture any action may be taken by the holders of a specified percentage in aggregate principal amount of Securities of all series or all series affected by a particular action at the time Outstanding and, at such time, there are Outstanding any Securities of any series which are denominated in a Specified Currency other than Dollars (including Euros), then the principal amount of Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount of such Specified Currency at the Market Exchange Rate. For purposes of this Section 15.07, Market Exchange Rate shall mean the noon Dollar buying rate in The City of New York for cable transfers of the Specified Currency published by the Federal Reserve Bank of New York. If such Market Exchange Rate is not available for any reason with respect to such Specified Currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or quotations from one or more major banks in The City of New York or in the City of London, England or such other quotations as the Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a series denominated in a Specified Currency other than Dollars in connection with any action taken by holders of Securities pursuant to the terms of this Subordinated Debt Indenture, including, without limitation, any determination contemplated in Section 6.01(d) or (e).

            All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Company and all Securityholders.

            Section 15.08. Trust Indenture Act to Control. If and to the extent that any provision of this Subordinated Debt Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Subordinated Debt Indenture by operation of, Sections 310 to 318, inclusive, of the Trust Indenture Act of 1939, such imposed duties or incorporated provision shall control.

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

            Section 15.09. Table of Contents, Headings, etc. The table of contents and the titles and headings of the articles and sections of this Subordinated Debt Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

            Section 15.10. Execution in Counterparts. This Subordinated Debt Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

            Section 15.11. Separability. In case any provision in this Subordinated Debt Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                   SIGNATURES

            IN WITNESS WHEREOF, the parties hereto have caused this Subordinated Debt Indenture to be duly executed, all as of the date first written above.

                                           GENERAL ELECTRIC CAPITAL CORPORATION

                                           By: ________________________________
                                               Name:
                                               Title:

                                           JPMORGAN CHASE BANK, N.A.,
                                                as Trustee

                                           By: ________________________________
                                               Name:
                                               Title:

STATE OF CONNECTICUT        )
                            ) SS:
COUNTY OF FAIRFIELD         )

            On the ____th day of _____________, 2005, before me personally came _______________, to me known, who, being by me duly sworn, did depose and say that he is an Authorized Person of GENERAL ELECTRIC CAPITAL CORPORATION, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by like authority.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                              __________________________________
                                                          Notary Public

                                              Commission expires _________

STATE OF NEW YORK           )
                            ) SS:
COUNTY OF NEW YORK          )

            On the ___th day of ________, 2005, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he is a _____________ of JPMORGAN CHASE BANK, N.A., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by like authority.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                              __________________________________
                                                          Notary Public

                                              Commission expires _________

                                        2